                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

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     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                          Allied Capital Corporation
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ALLIED CAPITAL CORPORATION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

      The 2004 Annual Meeting of Stockholders of Allied Capital Corporation (the “Company”) will be held at the Four Seasons Hotel, 2800 Pennsylvania Avenue, NW, Washington, DC on May 12, 2004, at 10:00 a.m. (Eastern Time) for the following purposes:

1. To elect four directors of the Company who will serve for three years, or until their successors are elected and qualified;

2. To ratify the selection of KPMG LLP to serve as independent public accountants for the Company for the year ending December 31, 2004;

3. To approve the Company’s Non-Qualified Deferred Compensation Plan II;

4. To approve an amendment to the Company’s Stock Option Plan; and

5. To transact such other business as may properly come before the meeting.

      You have the right to receive notice and to vote at the meeting if you were a stockholder of record at the close of business on February 27, 2004. Whether or not you expect to be present in person at the Meeting, please sign the enclosed proxy and return it promptly in the envelope provided, or register your vote by telephone or through the Internet. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of the proxies by the Company.

By order of the Board of Directors,

Suzanne V. Sparrow
Executive Vice President and
Corporate Secretary

Washington, DC

March 29, 2004

This is an important meeting. To ensure proper representation at the Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, vote your shares by telephone, or vote via the Internet. Even if you vote your shares prior to the Meeting, you still may attend the Meeting and vote your shares in person.

ALLIED CAPITAL CORPORATION

1919 Pennsylvania Avenue, NW
Washington, DC 20006

PROXY STATEMENT

General

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Allied Capital Corporation (the “Company” or “Allied Capital”) for use at the Company’s 2004 Annual Meeting of Stockholders (the “Meeting”) to be held on May 12, 2004, at 10:00 a.m. (Eastern Time) at the Four Seasons Hotel, 2800 Pennsylvania Avenue, NW, Washington, DC and at any adjournments thereof. This Proxy Statement, the accompanying proxy card, and the Company’s Annual Report to Stockholders for the year ended December 31, 2003, are first being sent to stockholders on or about March 26, 2004.

      We encourage you to vote your shares, either by voting in person at the Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or otherwise provide voting instructions, either via the Internet or the telephone, and the Company receives it in time for the Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as directors and FOR the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

      If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator, Automatic Data Processing, Inc., in writing. Please send your notification to Allied Capital Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717, and submit a properly executed, later-dated proxy or vote in person at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not he or she has previously voted his or her shares. If your shares are held for your account by a broker, bank, or other institution or nominee (“Broker Shares”), you may vote such shares at the Meeting only if you obtain proper written authority from your institution or nominee and present it at the Meeting.

      Stockholders of record may also vote either via the Internet or by telephone. Specific instructions to be followed by stockholders of record interested in voting via the Internet or the telephone are shown on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

Annual Meeting Admission

      If you plan to attend the Meeting, an admission ticket will be required for admission to the Meeting. If you are a stockholder of record, your ticket is attached to your proxy card. If your shares are held in the name of a broker or other nominee and you do not have an admission ticket, please bring with you a proxy or letter from the broker, trustee, bank, or nominee confirming your beneficial ownership of the shares as of the record date, February 27, 2004.

Purpose of Meeting

      At the Meeting, you will be asked to vote on the following proposals:

1. To elect four directors of the Company who will serve for three years, or until their successors are elected and qualified;

2. To ratify the selection of KPMG LLP to serve as independent public accountants for the Company for the year ending December 31, 2004;

3. To approve the Company’s Non-Qualified Deferred Compensation Plan II;

4. To approve an amendment to the Company’s Stock Option Plan; and

5. To transact such other business as may properly come before the Meeting.

Voting Securities

      You may vote your shares at the Meeting only if you were a stockholder of record at the close of business on February 27, 2004 (the “Record Date”). On February 27, 2004, there were 128,220,740 shares of the Company’s common stock outstanding. Each share of common stock is entitled to one vote.

      The Company’s 401(k) plan owns a total of 279,364 shares, representing less than 1% of the Company’s total outstanding shares. The trustee of the 401(k) Plan, who is an executive officer of the Company, will vote the shares on behalf of the participants.

Quorum Required

      A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Broker Shares for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “Broker Non-Votes” with respect to such proposals) will be treated as shares present for quorum purposes.

      If a quorum is not present at the Meeting, the stockholders who are represented may adjourn the Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Vote Required

     Election of Nominee Directors. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect the four nominees as directors. This means that the four nominees will be elected if they receive more affirmative votes than any other person. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

     Ratification of Independent Accountants. The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy is required to ratify the appointment of KPMG LLP to serve as the Company’s independent public accountants. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

     Adoption of Non-Qualified Deferred Compensation Plan II and Amendment to the Company’s Stock Option Plan. The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy is required to adopt the Non-Qualified Deferred Compensation Plan II and the amendment to the Company’s Stock Option Plan, provided that the total votes cast on each of these proposals represents over 50% in interest of all shares entitled to vote on the proposal. Abstentions and broker non-votes will have the same effect as votes against the proposals, unless holders of more than 50% of all securities entitled to vote on the proposal cast votes, in which event abstentions and broker non-votes will not have any effect on the result of the votes.

     Additional Solicitation. If there are not enough votes to approve any proposals at the Meeting, the stockholders who are represented may adjourn the Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

      Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Information Regarding This Solicitation

      The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing, and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, the proxy card, and admission tickets. The Company has requested that brokers, nominees, fiduciaries, and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.

      In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone, facsimile transmission, or telegram by directors, officers, or regular employees of the Company (without special compensation therefor). The Company has also retained Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies for a fee of approximately $7,000, plus out-of-pocket expenses. Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

Security Ownership of Management and Certain Beneficial Owners

      The following table sets forth, as of March 5, 2004, each stockholder who owned more than 5% of the Company’s outstanding shares of common stock, each current director, each nominee for director, the Chief Executive Officer, the Company’s executive officers, and the directors and executive officers as a group. Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power.

      The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

				Dollar Range of
				Equity Securities
	Number of			Beneficially
Name of	Shares Owned		Percentage	Owned by
Beneficial Owner	Beneficially(8)		of Class(1)	Directors(9)

Capital Research and Management Company	8,273,100	(11)	6.43%
333 South Hope Street, 55th Floor
Los Angeles, CA 90071-1447

Interested Directors:

William L. Walton	2,655,279	(2,4,7)	2.03%	over $100,000

Joan M. Sweeney	1,269,617	(2)	*	over $100,000

Robert E. Long	42,111	(3)	*	over $100,000

Independent Directors:

Brooks H. Browne	73,713	(3,7)	*	over $100,000

John D. Firestone	61,756	(3,7)	*	over $100,000

Anthony T. Garcia	88,512	(3)	*	over $100,000

Ann Torre Grant	13,500	(3,7)	*	over $100,000

Lawrence I. Hebert	51,800	(3)	*	over $100,000

John I. Leahy	47,318	(3)	*	over $100,000

Alex J. Pollock	13,200	(3,7)	*	over $100,000

Guy T. Steuart II	354,244	(3,5)	*	over $100,000

Laura W. van Roijen	61,093	(3,7)	*	over $100,000

Executive Officers:

Penni F. Roll	373,583	(2)	*

Scott S. Binder	626,042	(2,7)	*

Douglas L. Cooper	202,513	(2)	*

Michael J. Grisius	393,415	(2,7)	*

Robert D. Long	369,542	(2,7,10)	*

Edward H. Ross	101,946	(2)	*

John M. Scheurer	1,046,688	(2)	*

John D. Shulman	411,470	(2)	*

Paul R. Tanen	371,225	(2)	*

Thomas H. Westbrook	769,642	(2,7)	*

Kelly A. Anderson	201,508	(2)	*

Suzanne V. Sparrow	193,556	(2)	*

Timothy H. Pease	17,767	(2)	*

All directors and executive officers as a group (25 in number)	9,709,004	(6)	7.14%

 * Less than 1%

(1)	Based on a total of 128,696,288 shares of the Company’s common stock issued and outstanding on March 5, 2004, and 7,206,932 shares of the Company’s common stock issuable upon the exercise of stock options exercisable within 60 days held by executive officers and non-officer directors.

(2)	Share ownership for the following directors and executive officers includes:

		Options
		Exercisable
		Within 60 Days	Allocated
	Owned	of March 5,	to 401(k)
	Directly	2004	Plan

Interested Directors:

William L. Walton	444,797	1,931,118	3,966

Joan M. Sweeney	298,966	956,874	13,777

Executive Officers:

Penni F. Roll	83,096	282,034	8,453

Scott S. Binder	77,709	546,647	1,686

Douglas L. Cooper	16,354	185,660	499

Michael J. Grisius	55,435	322,023	15,957

Robert D. Long	19,000	349,119	1,423

Edward H. Ross	—	101,946	—

John M. Scheurer	279,936	733,730	33,022

John D. Shulman	4,799	406,671	—

Paul R. Tanen	5,161	366,064	—

Thomas H. Westbrook	190,541	579,101	—

Kelly A. Anderson	112,160	84,706	4,642

Suzanne V. Sparrow	78,907	92,072	22,577

Timothy H. Pease	1,100	16,667	—

(3)	Beneficial ownership for these non-officer directors includes exercisable options to purchase 30,000 shares, except with respect to Ms. Grant who has exercisable options to purchase 10,000 shares, and Mr. Pollock who has exercisable options to purchase 2,500 shares.

(4)	Includes 279,364 shares held by the 401(k) Plan, of which Mr. Walton is trustee. Mr. Walton disclaims beneficial ownership of such shares.

(5)	Includes 276,691 shares held by a corporation for which Mr. Steuart serves as an executive officer.

(6)	Includes a total of 7,206,932 shares underlying stock options exercisable within 60 days of March 5, 2004, which are assumed to be outstanding for the purpose of calculating the group’s percentage ownership, and 279,364 shares held by the 401(k) Plan. See “Proposal 4: Approval to Amend the Company’s Stock Option Plan.”

(7)	Includes certain shares held in IRA or Keogh accounts: Walton — 12,015 shares; Browne — 12,280 shares; Firestone — 2,745 shares; Grant — 3,500 shares; Pollock — 1,000 shares; van Roijen — 5,637 shares; Binder — 273 shares; Cooper — 1,309 shares; Grisius — 974 shares; R.D. Long — 15,000 shares; Westbrook — 16,365 shares.

(8)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.

(9)	Beneficial ownership has been determined in accordance with Rule 16-1(a)(2) of the Securities Exchange Act of 1934.

(10)	Includes 4,000 shares held by a trust for the benefit of Mr. Long’s children.

(11)	Information regarding share ownership was obtained from the Schedule 13G that Capital Research and Management Company filed with the SEC on February 13, 2004.

PROPOSAL 1.

ELECTION OF DIRECTORS

      Pursuant to the Company’s bylaws, the number of directors is set at twelve unless otherwise designated by the Board of Directors. Directors are elected for a staggered term of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

      The Class III directors, Messrs. Walton, Browne, and Long, and Ms. Sweeney, have been nominated for election for a three-year term expiring in 2007. Messrs. Walton, Browne, and Long are currently Class III directors who have been re-nominated for an additional three-year term. Ms. Sweeney was recently appointed to fill a Class III open directorship vacated by Mr. George C. Williams, Jr., who retired from the Board. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

      A stockholder can vote for or withhold his or her vote from any or all of the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of all the nominees named below. If any of the nominees should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person or persons as are nominated as replacements. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT

STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Directors

      Certain information, as of February 27, 2004, with respect to each of the four nominees for election at the Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each nominee holds, and the year in which each nominee became a director of the Company or any of its predecessor companies.

      The Board of Directors of each consolidated subsidiary will be composed of all of the Company’s directors. The business address of each nominee and director listed below is 1919 Pennsylvania Avenue, NW, Washington, DC 20006.

Nominees for Class III Directors – Term Expiring 2007

Messrs. Walton and Long and Ms. Sweeney are interested persons, as defined in the Investment Company Act of 1940, in the cases of Mr. Walton and Ms. Sweeney, due to their positions as officers of the Company and in the case of Mr. Long, as the father of an executive officer of the Company. Mr. Browne is an independent director.

William L. Walton

Age 54. Mr. Walton has been the Chairman, Chief Executive Officer, and President of the Company since 1997. Mr. Walton’s previous work experience includes serving as a Managing Director of Butler Capital Corporation, a mezzanine buyout firm, the personal investment advisor to William S. Paley, founder of CBS, and a Senior Vice President in Lehman Brothers Kuhn Loeb’s Merger and Acquisition Group. He also founded two education service companies: Language Odyssey and SuccessLab. Mr. Walton is a director of Riggs National Corporation and The Hillman Companies, Inc. He has served as director of the Company or one of its predecessors since 1986.

Joan M. Sweeney

Age 44. Ms. Sweeney is the Chief Operating Officer of the Company and has been employed by the Company since 1993. Ms. Sweeney oversees the Company’s daily operations. Prior to joining the Company, Ms. Sweeney was employed by Ernst & Young, Coopers & Lybrand, and the SEC Division of Enforcement. She has served as a director of the Company since January 2004.

Brooks H. Browne

Age 54. Mr. Browne is a private investor. Mr. Browne was the President of Environmental Enterprises Assistance Fund from 1993 to 2002 and is currently a director of the Fund. He is a director of SEAF and Winrock International. He has served as a director of the Company or one of its predecessors since 1990.

Robert E. Long

Age 72. Mr. Long has been the Chief Executive Officer and a director of Goodwyn, Long & Black Investment Management, Inc. since 1997 and has been the Chairman of Emerald City Radio Partners, LLC since 1997. Mr. Long was the President of Business News Network, Inc. from 1995 to 1998, the Chairman and Chief Executive Officer of Southern Starr Broadcasting Group, Inc. from 1991 to 1995, and a director and the President of Potomac Asset Management, Inc. from 1983 to 1991. Mr. Long is a director of AmBase Corporation, CSC Scientific, Inc., Advanced Solutions International, Inc., and Graphic Computer Solutions, Inc. He has served as a director of the Company or one of its predecessors since 1972. Mr. Long is the father of Robert D. Long, an executive officer of the Company.

Class I Directors – Term Expiring 2005

All four Class I directors are independent directors for purposes of the Investment Company Act of 1940.

John D. Firestone

Age 60. Mr. Firestone has been a partner of Secor Group since 1978. Mr. Firestone is a director of Security Storage Company of Washington, DC, and served as a director of Bryn Mawr Bank Corporation from 1998 to 2001. Mr. Firestone is currently a member of the board of several non-profit organizations. He has served as a director of the Company or one of its predecessors since 1993.

Anthony T. Garcia

Age 47. Mr. Garcia is currently a private investor. Mr. Garcia was Vice President of Finance of Formity Systems, Inc., a developer of software products for business management of data networks, from January 2002 through December 2003. Mr. Garcia was a private investor from 2000 to 2001, the General Manager of Breen Capital Group (investor in tax liens) from 1997 to 2000, and a Senior Vice President of Lehman Brothers Inc. from 1985 to 1996. He has served as a director of the Company or one of its predecessors since 1991.

Lawrence I. Hebert

Age 57. Mr. Hebert has been a director and President and Chief Executive Officer of Riggs Bank N.A. (a subsidiary of Riggs National Corporation) since February 2001, and has served as a director of Riggs National Corporation since 1988. Mr. Hebert also serves as a director of Riggs Investment Advisors and Riggs Bank Europe Limited (both indirect subsidiaries of Riggs National Corporation). Mr. Hebert is the President and a director of Perpetual Corporation (owner of Allbritton Communications Company and ALLNEWSCO, Inc.). Mr. Hebert is a director of ALLNEWSCO, Inc. (news programming service), the President of Westfield News Advertiser, Inc. (owner of a television station and newspapers), a Trustee of The Allbritton Foundation, and Vice Chairman of Allbritton Communications Company. Mr. Hebert previously served as Vice Chairman (1983 to 1998), President (1984 to 1998), and Chairman and Chief Executive Officer (1998 to 2001) of Allbritton Communications Company. He has served as director of the Company or one of its predecessors since 1989. Riggs Bank N.A. has a $60 million commitment under the Company’s revolving line of credit.

Laura W. van Roijen

Age 51. Ms. van Roijen has been a private investor since 1992. Ms. van Roijen was a Vice President at Citicorp from 1982 to 1992. She has served as a director of the Company or one of its predecessors since 1992.

Class II Directors – Term Expiring 2006

All four Class II directors are independent directors for purposes of the Investment Company Act of 1940.

Ann Torre Grant

Age 45. Ms. Grant is a strategic and financial consultant. From 1995 to 1997, Ms. Grant served as Executive Vice President, CFO and Treasurer of NHP, Inc., a national real estate services firm. From 1991 to 1995, Ms. Grant was Vice President and Treasurer of US Airways. She serves on the boards of Franklin Mutual Series and SLM Corporation (Sallie Mae). She has served as a director of the Company since 2003.

John I. Leahy

Age 73. Mr. Leahy has been the President of Management and Marketing Associates, a management consulting firm, since 1986. Mr. Leahy was the President and Group Executive Officer, Western Hemisphere of Black & Decker Corporation from 1982 to 1985. Mr. Leahy is a director of B & L Sales, Inc. and is Trustee Emeritus of the Sellinger School of Business, Loyola College, Maryland. He has served as a director of the Company or one of its predecessors since 1994.

Alex J. Pollock

Age 61. Mr. Pollock has been President and Chief Executive Officer of the Federal Home Loan Bank of Chicago since 1991. He also serves as a director of the Great Lakes Higher Education Corporation and the Great Books Foundation. Mr. Pollock is Past President of the International Union for Housing Finance and the Bankers Club of Chicago. He has served as a director of the Company since 2003.

Guy T. Steuart II

Age 72. Mr. Steuart has been a director and President of Steuart Investment Company, which manages, operates, and leases real and personal property and holds stock in operating subsidiaries engaged in various businesses, since 1960 and has been Chairman of Steuart Investment Company since 2003. Mr. Steuart is Trustee Emeritus of Washington and Lee University. He has served as a director of the Company or one of its predecessors since 1984.

Committees of the Board of Directors

      The Board of Directors of the Company has established an Executive Committee, an Audit Committee, a Compensation Committee, and a Corporate Governance/ Nominating Committee. The Audit Committee, Compensation Committee, and Corporate Governance/Nominating Committee operate pursuant to a committee charter. The charter of each Committee is available on the Company’s web site at www.alliedcapital.com in the Investor Resources section.

      During 2003, the Board of Directors of the Company held 12 board meetings and 70 committee meetings. All directors attended at least 75% of the aggregate number of meetings of the respective boards and of the respective committees on which they served. The Company requires each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Stockholders. Each of the directors was present at the Company’s 2003 Annual Meeting of Stockholders.

      The Company has designated the Chairman of the Corporate Governance/Nominating Committee as the presiding director to preside at all executive sessions of non-management directors. In his absence, the Chairman of the Audit Committee has been designated to serve in such capacity. Executive sessions of non-management directors are held regularly. Stockholders may communicate with the presiding director by writing to Presiding Director of the Board of Directors, Allied Capital Corporation, c/o Corporate Secretary, 1919 Pennsylvania Avenue, NW, Washington, DC 20006.

     The Executive Committee. The Executive Committee has and may exercise those rights, powers, and authority that the Board of Directors from time to time grants to it, except where action by the Board is required by statute, an order of the Securities and Exchange Commission (the “Commission”), or the Company’s charter or bylaws. The Executive Committee reviews and approves certain investments. The Executive Committee met 43 times during 2003. The Executive Committee members currently are Messrs. Walton, Firestone, Hebert, Leahy, Long, and Steuart.

     The Audit Committee. The Audit Committee operates pursuant to a charter approved by the Board of Directors, which was amended as of March 10, 2004, and is attached to this Proxy Statement as Exhibit C. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board of Directors in fulfilling its oversight responsibilities for the Company’s accounting and reporting processes and the audits of the Company’s financial statements through oversight and monitoring. The Audit Committee met 15 times during 2003. The Audit Committee is presently composed of four persons, including Messrs. Browne and Garcia and Mmes. Grant and van Roijen, all of whom are considered independent under the rules promulgated by the New York Stock Exchange. The Company’s Board of Directors has determined that Mr. Browne and Ms. Grant are “audit committee financial experts” as defined under Item 401 of Regulation S-K of the Securities and Exchange Act of 1934. Mr. Browne and Ms. Grant each meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, are not “interested persons” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The Compensation Committee. The Compensation Committee approves management’s recommendations for the compensation of the Company’s executive officers and reviews the amount of salary and bonus for each of the Company’s other officers and employees. In addition, the Compensation Committee approves stock option grants for the Company’s officers under the Company’s Stock Option Plan and will determine the individual performance awards for participants. The Compensation Committee met eight times during 2003. The Compensation Committee members currently are Messrs. Leahy, Browne, and Garcia, each of whom is not an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The Corporate Governance/Nominating Committee. The Corporate Governance/ Nominating Committee recommends candidates for election as directors to the Board of Directors and makes recommendations to the Board as to the Company’s corporate governance policies. The Corporate Governance/ Nominating Committee met four times during 2003. The Corporate Governance/ Nominating Committee members currently are Messrs. Hebert (Chairman), Browne, and Pollock and Ms. van Roijen, each of whom is not an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940.

      The Company does not have a formal policy concerning stockholder recommendations to the Corporate Governance/ Nominating Committee. The absence of such a policy does not mean, however, that a recommendation would not have been considered had one been received. The Corporate Governance/ Nominating Committee will consider this matter fully during the upcoming year with a view to adopting and publishing a policy on stockholder recommendations for director nominees prior to the 2005 Annual Meeting of Stockholders.

      In evaluating director nominees, the Corporate Governance/ Nominating Committee considers the following factors:

•	the appropriate size and composition of the Company’s Board of Directors;

•	whether or not the person is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•	the knowledge, skills, and experience of nominees in light of prevailing business conditions and the knowledge, skills, and experience already possessed by other members of the Board;

•	familiarity with national and international business matters;

•	experience with accounting rules and practices;

•	appreciation of the relationship of the Company’s business to the changing needs of society;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations, and listing standards.

      The Corporate Governance/ Nominating Committee’s goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience.

      Other than the foregoing, there are no stated minimum criteria for director nominees, although the Corporate Governance/ Nominating Committee may also consider such other factors as it may deem to be in the best interests of the Company and its stockholders. The Corporate Governance/ Nominating Committee also believes it appropriate for certain key members of the Company’s management to participate as members of the Board.

      The Corporate Governance/ Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Corporate Governance/ Nominating Committee or the Board decides not to re-nominate a member for re-election, the Corporate Governance/ Nominating Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Corporate Governance/ Nominating Committee and Board of Directors are polled for suggestions as to individuals meeting the criteria of the Corporate Governance/ Nominating Committee. Research may also be performed to identify qualified individuals.

Communication with the Board of Directors

      Stockholders with questions about the Company are encouraged to contact Allied Capital’s Investor Relations department. However, if stockholders feel their questions have not been addressed, they may communicate with the Company’s Board of Directors by sending their communications to Allied Capital Corporation Board of Directors, c/o Corporate Secretary, 1919 Pennsylvania Avenue, NW, Washington, DC 20006. All stockholder communications received by our Corporate Secretary in this manner will be delivered to one or more members of the Board of Directors.

Code of Business Conduct

      Each executive officer as well as every employee of the Company is subject to the Company’s Code of Business Conduct, a copy of which is available on the Company’s website at www.alliedcapital.com in the Investor Resources section.

Information about Executive Officers

      The following information, as of March 5, 2004, pertains to the Company’s executive officers who are not directors of the Company.

Penni F. Roll

Age 38. Ms. Roll, Chief Financial Officer, has been employed by the Company since 1995. Ms. Roll is responsible for the Company’s financial operations. Prior to joining the Company, Ms. Roll was employed by KPMG LLP.

Scott S. Binder

Age 49. Mr. Binder, Chief Valuation Officer and Managing Director, has been employed by the Company in the private finance investment group since 1997 and was a consultant to the Company from 1991 until 1997. Prior to joining the Company, Mr. Binder formed and was President of Overland Communications Group. He has also worked in the specialty finance and leasing industries.

Douglas L. Cooper

Age 42. Mr. Cooper, Managing Director, has been employed by the Company in its commercial real estate investment group since 1999. Prior to joining the Company, Mr. Cooper was a Senior Vice President at Criimi Mae, a real estate investment trust.

Michael J. Grisius

Age 40. Mr. Grisius, Managing Director, is co-head of the mezzanine group and has been employed by the Company since 1992. Prior to joining the Company, Mr. Grisius worked in corporate finance at Chemical Bank and was employed by KPMG LLP.

Robert D. Long

Age 47. Mr. Long, Managing Director, joined the Company in its private finance investment group in 2002. Prior to joining the Company, Mr. Long was Managing Director and Head of Investment Banking at C.E. Unterberg from 2001 to 2002, and Managing Director at E*OFFERING/Wit SoundView from 2000 to 2001. He also held management positions at Bank of America (Montgomery Securities) from 1996 to 2000, and Nomura Securities International, from 1992 to 1996, and prior to that he served as a Managing Director at CS First Boston.

Edward H. Ross

Age 38. Mr. Ross, Managing Director, is co-head of the mezzanine group and joined the Company in its private finance investment group in 2002. Prior to joining the Company, Mr. Ross co-founded and served as a Managing Director of Leveraged Capital at Wachovia Securities (previously First Union Securities) from 1998 to 2002, a merchant banking arm for the firm. He also held management positions in First Union’s Leveraged Finance Group from 1994 to 1998.

John M. Scheurer

Age 51. Mr. Scheurer, Managing Director, heads the commercial real estate group and has been employed by the Company in the commercial real estate investment group since 1991. Prior to joining the Company, Mr. Scheurer worked in the commercial real estate business with his own company, The Scheurer Company, and co-founded Hunter Associates, a leasing and consulting real estate firm in the Washington, DC area. He worked for First American Bank in Washington, DC from 1977 to 1984.

John D. Shulman

Age 41. Mr. Shulman, Managing Director, heads the buyout group and has been employed by the Company in the private finance investment group since 2001. Prior to joining the Company, Mr. Shulman served as the President and CEO of Onyx International, LLC from 1995 to 2001. He currently serves as a director of ChemLink Laboratories LLC and as a member of the investment committees of Taiwan Mezzanine Fund and Greater China Private Equity Fund.

Paul R. Tanen

Age 37. Mr. Tanen, Managing Director, has been employed by the Company in the private finance investment group since 2000. Prior to joining the Company, Mr. Tanen served as a Managing Director at Ridgefield Partners from 1998 to 2000, and was a founding member of the private equity group at Charter Oak Partners from 1992 to 1998.

Thomas H. Westbrook

Age 40. Mr. Westbrook, Managing Director, is co-head of the mezzanine group and has been employed by the Company in the private finance investment group since

1991. Prior to joining the Company, Mr. Westbrook worked with the North Carolina Enterprise Fund and was a lending officer in NationsBank’s corporate lending unit.

Kelly A. Anderson

Age 50. Ms. Anderson, Executive Vice President and Treasurer, has been employed by the Company since 1987. Ms. Anderson is responsible for the Company’s treasury and cash management operations and infrastructure operations.

Suzanne V. Sparrow

Age 38. Ms. Sparrow, Executive Vice President and Corporate Secretary, has been employed by the Company since 1987. Ms. Sparrow manages the Company’s corporate governance activities.

Timothy H. Pease

Age 43. Mr. Pease, Senior Vice President and Director of Financial Operations, has been employed by the Company since 2003. Prior to joining the Company, Mr. Pease was the Principal Accounting Officer for Amicus Holdings, Inc. from 2001 to 2002. He has also held senior accounting positions at Broadband Residential, Inc. from 2000 to 2001 and Host Marriott Services Corporation from 1998 to 2000. Mr. Pease also served as a senior manager at Arthur Andersen LLP. Mr. Pease is responsible for managing the Company’s accounting, financial reporting, and loan servicing activities.

Compensation of Directors and Certain Executive Officers

      The following table sets forth compensation that the Company paid during the year ended December 31, 2003, to all of the directors and the three highest paid executive officers of the Company (collectively, the “Compensated Persons”) in each capacity in which each Compensated Person served. Certain of the Compensated Persons served as both officers and directors.

      The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

Compensation Table

			Pension or
			Retirement
			Benefits
	Aggregate	Securities	Accrued as
	Compensation	Underlying	Part of	Directors
	from the	Options/	Company	Fees by the
Name	Company (1,2)	SARs (3)	Expenses (2)	Company (4)

Interested Directors:

William L. Walton, Chairman and CEO	$2,602,005	—	$—	$—

Joan M. Sweeney, Chief Operating Officer	1,875,715	—	—	—

Robert E. Long, Director	75,000	5,000	—	75,000

Independent Directors:

Brooks H. Browne, Director	90,500	5,000	—	90,500

John D. Firestone, Director	80,000	5,000	—	80,000

Anthony T. Garcia, Director	82,500	5,000	—	82,500

Ann Torre Grant, Director	67,500	10,000	—	67,500

Lawrence I. Hebert, Director	85,000	5,000	—	85,000

John I. Leahy, Director	94,000	5,000	—	94,000

Alex J. Pollock, Director	43,000	10,000	—	43,000

Guy T. Steuart II, Director	68,000	5,000	—	68,000

Laura W. van Roijen, Director	76,500	5,000	—	76,500

Executive Officers:

Thomas H. Westbrook, Managing Director	1,855,945	—	—	—

(1)	There were no perquisites paid by the Company in excess of the lesser of $50,000 or 10% of the Compensated Person’s total salary and bonus for the year.

(2)	The following table provides detail as to aggregate compensation paid for 2003 to the three highest paid executive officers of the Company:

			Retention	Other
	Salary	Bonus	Award	Benefits

Mr. Walton	$571,154	$810,000	$1,125,000	$95,851

Ms. Sweeney	397,308	560,000	850,000	68,407

Mr. Westbrook	269,204	420,000	1,105,000	61,741

Retention awards were paid to certain senior officers during 2001, 2002 and 2003. However, the retention award program has expired and no further retention awards will be paid. Instead, the Company has established individual performance awards. See “Proposal 3. Approval of Company’s Non-Qualified Deferred Compensation Plan II.” Included for each executive officer in “Other Benefits” is, among other things, an employer contribution to the 401(k) Plan, a contribution to the Deferred Compensation Plan I, and health and dental insurance. See also “Employment Agreements”.

(3)	See “Stock Option Awards” for terms of options granted in 2003.

(4)	Consists only of directors’ fees paid by the Company during 2003. Such fees are also included in the column titled “Aggregate Compensation from the Company.”

Compensation of Non-Officer Directors

      Each non-officer director receives an annual retainer of $40,000. In addition, committee chairs receive an annual retainer of $5,000. For each committee meeting attended, Executive Committee members receive $1,000 per meeting; Audit Committee members receive $2,500 per meeting; and members of the Compensation and Corporate Governance/Nominating Committees receive $1,500 per meeting.

      Directors may choose to defer such fees through the Company’s Deferred Compensation Plan I, and may choose to invest such deferred income in shares of the Company’s common stock through a trust.

      Non-officer directors are eligible for stock option awards under the Company’s Stock Option Plan pursuant to an exemptive order from the Commission. The terms of the order, which was granted in September 1999, provided for a one-time grant of 10,000 options to each non-officer director on the date that the order was issued, or on the date that any new director is elected by stockholders to the Board of Directors. Thereafter, each non-officer director will receive 5,000 options each year on the date of the Annual Meeting of Stockholders at the fair market value on the date of grant. See “Stock Option Plan.”

Stock Option Awards

      The following table sets forth the details relating to option grants in 2003 to Compensated Persons under the Company’s Stock Option Plan, and the potential realizable value of each grant, as prescribed to be calculated by the Commission. See “Stock Option Plan.”

Options Granted During 2003

					Potential Realizable
					Value at Assumed
	Number of				Annual Rates
	Securities	Percent of			Of Stock Appreciation
	Underlying	Total Options	Exercise		Over 10-Year Term(2)
	Options	Granted	Price Per	Expiration
Name	Granted	In 2003(1)	Share	Date	5%	10%

Interested Directors:

William L. Walton	—	—	—	—	—	—

Joan M. Sweeney	—	—	—	—	—	—

Robert E. Long	5,000	0.4785%	$21.62	05/13/13	$67,984	$172,284

Independent Directors:

Brooks H. Browne	5,000	0.4785%	21.62	05/13/13	67,984	172,284

John D. Firestone	5,000	0.4785%	21.62	05/13/13	67,984	172,284

Anthony T. Garcia	5,000	0.4785%	21.62	05/13/13	67,984	172,284

Ann Torre Grant	10,000	0.9569%	21.62	05/13/13	135,967	344,567

Lawrence I. Hebert	5,000	0.4785%	21.62	05/13/13	67,984	172,284

John I. Leahy	5,000	0.4785%	21.62	05/13/13	67,984	172,284

Alex J. Pollock	10,000	0.9569%	21.62	05/13/13	135,967	344,567

Guy T. Steuart II	5,000	0.4785%	21.62	05/13/13	67,984	172,284

Laura W. van Roijen	5,000	0.4785%	21.62	05/13/13	67,984	172,284

Executive Officers:

Thomas H. Westbrook	—	—	—	—	—	—

(1)	In 2003, the Company granted options to purchase a total of 1,045,000 shares.

(2)	Potential realizable value is calculated on 2003 options granted, and is net of the option exercise price but before any tax liabilities that may be incurred. These amounts represent certain assumed rates of appreciation, as mandated by the Commission. Actual gains, if any, on stock option exercises are dependent on the future performance of the shares, overall market conditions, and the continued employment by the Company of the option holder. The potential realizable value will not necessarily be realized.

     The following table sets forth the details of option exercises by Compensated Persons during 2003 and the values of those unexercised options at December 31, 2003.

Option Exercises and Year-End Option Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
	Shares		Options as of 12/31/03		as of 12/31/03(2)
	Acquired on	Value
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Interested Directors:

William L. Walton	—	—	1,931,118	508,983	$16,452,500	$3,291,866

Joan M. Sweeney	—	—	956,874	371,346	7,861,451	2,405,666

Robert E. Long	—	—	30,000	—	176,420	—

Independent Directors:

Brooks H. Browne	—	—	30,000	—	176,420	—

John D. Firestone	—	—	30,000	—	176,420	—

Anthony T. Garcia	—	—	30,000	—	176,420	—

Ann Torre Grant	—	—	10,000	—	62,600	—

Lawrence I. Hebert	—	—	30,000	—	176,420	—

John I. Leahy	—	—	30,000	—	176,420	—

Alex J. Pollock	3,200	$8,146	6,800	—	42,568	—

Guy T. Steuart II	—	—	30,000	—	176,420	—

Laura W. van Roijen	—	—	30,000	—	176,420	—

Executive Officers:

Thomas H. Westbrook	—	—	579,101	315,810	5,127,000	2,025,857

(1)	Value realized is calculated as the closing market price on the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs. This is the deemed market value, which may actually be realized only if the shares are sold at that price.

(2)	Value of unexercised options is calculated as the closing market price on December 31, 2003, ($27.88), net of the option exercise price, but before any tax liabilities or transaction costs. “In-the-Money Options” are options with an exercise price that is less than the market price as of December 31, 2003.

Stock Option Plan

      The Company’s Stock Option Plan is intended to encourage stock ownership in the Company by officers and directors, thus giving them a proprietary interest in the Company’s performance. The Stock Option Plan was most recently approved by stockholders on May 7, 2002. Stockholders are being asked to approve an amendment to the Stock Option Plan at this Meeting. See “Proposal 4. Approval to Amend the Company’s Stock Option Plan.”

      The Compensation Committee’s principal objective in awarding stock options to the eligible officers of the Company is to align each optionee’s interests with the success of the Company and the financial interests of its stockholders by linking a portion of such optionee’s compensation with the performance of the Company’s stock and the value delivered to stockholders.

      Stock options are granted under the Stock Option Plan at a price not less than the prevailing market value at the time of the grant and will have realizable value only if the Company’s stock price increases. The Compensation Committee determines the amount and features of the stock options, if any, to be awarded to optionees. The Compensation Committee evaluates a number of criteria, including the past service of each such optionee to the Company, the present and potential contributions of such optionee to the success of the Company, and such other factors as the Compensation Committee shall deem relevant in connection with accomplishing the purposes of the Stock Option Plan, including the recipient’s current stock holdings, years of service, position with the Company, and other factors. The Compensation Committee does not apply a formula assigning specific weights to any of these factors when making its determination. The Compensation Committee awards stock options on a subjective basis and such awards depend in each case on the performance of the officer under consideration, and in the case of new hires, their potential performance.

      The Company has received approval from the Commission to grant options under the Stock Option Plan to non-officer directors. Pursuant to the Commission order, initially each incumbent non-officer director received options to purchase 10,000 shares and each will receive options to purchase 5,000 shares each year thereafter on the date of the Annual Meeting of Stockholders. New non-officer directors receive options to purchase 10,000 shares upon election by stockholders to the Board of Directors, and options to purchase 5,000 shares each year thereafter on the date of the Annual Meeting of Stockholders.

      The Stock Option Plan is designed to satisfy the conditions of Section 422 of the Code so that options granted under the Stock Option Plan may qualify as “incentive stock options.” To qualify as “incentive stock options,” options may not become exercisable for the first time in any year if the number of incentive options first exercisable in that year multiplied by the exercise price exceeds $100,000.

401(k) Plan

      The Company maintains a 401(k) plan (the “401(k) Plan”). All full-time employees who are at least 21 years of age have the opportunity to contribute pre-tax salary deferrals into the 401(k) Plan up to $13,000 annually for the 2004 plan year, and to direct the investment of these contributions. Plan participants who reach the age of 50 during the 2004 plan year will be eligible to defer an additional $3,000 during 2004. The 401(k) Plan allows eligible participants to invest in shares of the Company’s common stock, among other investment options. In addition, for the 2004 plan year, the Company expects to contribute up to 5% of each participant’s eligible compensation for the year, up to a maximum compensation of $205,000, to each participant’s plan account on the participant’s behalf, which fully vests at the time of the contribution. The contribution with respect to compensation in excess of $205,000 is made to the Deferred Compensation Plan I. On February 27, 2004, the 401(k) Plan held less than 1% of the outstanding shares of the Company. See “Voting Securities.”

Deferred Compensation Plan I

      The Company maintains a deferred compensation plan (the “DCP I”). The DCP I is an unfunded plan, as defined by the Internal Revenue Code of 1986, as amended (the “Code”), that provides for the deferral of compensation by directors, employees, and consultants of the Company. Any director, employee, or consultant of the Company is eligible to participate in the Plan at such time and for such period as designated by the Board of Directors. The DCP I is administered through a trust, and the Company funds this plan through cash contributions.

      Directors may choose to defer director’s fees through the DCP I, and may choose to invest such deferred income in shares of the Company’s common stock through a trust.

Employment Agreements

      The Company has entered into employment agreements with William L. Walton, the Company’s Chairman and CEO, and Joan M. Sweeney, the Company’s Chief Operating Officer, each of whom is a Compensated Person. The Company has also entered into an employment agreement with Penni F. Roll, the Company’s Chief Financial Officer. Each of the agreements provides for a three-year term that extends one day at the end of every day during its length, unless either party provides written notice of termination of such extension. In that case, the agreement would terminate three years from such notification.

      Each agreement specifies each executive’s base salary compensation during the term of the agreement. The Compensation Committee has the right to increase the base salary during the term of the employment agreement. In addition, each employment agreement states that the Compensation Committee may provide, at their sole discretion, an annual cash bonus. This bonus is to be determined with reference to each executive’s performance in accordance with performance criteria to be determined by the Compensation Committee in its sole discretion. Under each agreement, each executive also is entitled to participate in the Company’s Stock Option Plan, and to receive all other awards and benefits previously granted to each executive including life insurance premiums.

      The executive has the right to voluntarily terminate employment at any time with 30 days’ notice, and in such case, the employee will not receive any severance pay. Among other things, the employment agreements prohibit the solicitation of employees from the Company in the event of an executive’s departure for a period of two years.

      If employment is terminated with cause, the employee will not receive any severance pay. If employment is terminated without cause during the term of the agreement, or within 24 months after a change in control, the executive shall be entitled to severance pay for a period not to exceed 36 months. Severance pay shall include three times the average base salary for the preceding three years, plus three times the average bonus compensation for the preceding three years, plus a lump sum amount equal to $3,178,000 for Mr. Walton and $2,831,000 for Ms. Sweeney. Such severance pay shall be paid in two installments: 75% of such pay shall be paid at the time of separation, and 25% shall be paid on the second anniversary of such separation. Stock options would cease to vest during the severance period.

      Under the employment agreements, a “Change in Control” means (i) the sale or other disposition of all or substantially all of the Company’s assets; or (ii) the acquisition, whether directly, indirectly, beneficially (within the meaning of Rule 13d-3 of the 1934 Act), or of record, as a result of a merger, consolidation or otherwise, of securities of the Company representing fifteen percent (15%) or more of the aggregate voting power of the Company’s then outstanding common stock by any person (within the meaning of Section 13(d) and 14(d) of the 1934 Act), including, but not limited to, any corporation or group of persons acting in concert, other than (A) the Company or its subsidiaries and/or (B) any employee pension benefit plan (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974) of the Company or its subsidiaries, including a trust established pursuant to any such plan; or (iii) the individuals who were members of the Board of Directors as of the Effective Date (the “Incumbent Board”) cease to constitute at least two-thirds ( 2/3) of the Board; provided, however, that any director appointed by at least two-thirds ( 2/3) of the then Incumbent Board or nominated by at least two-thirds ( 2/3) of the Corporate Governance/Nominating Committee of the Board of Directors (a majority of the members of the Corporate Governance/Nominating Committee shall be members of the then Incumbent Board or appointees thereof), other than any director appointed or nominated in connection with, or as a result of, a threatened or actual proxy or control contest, shall be deemed to constitute a member of the Incumbent Board.

      Under the terms of the agreement, the Company would also provide compensation to offset any applicable excise tax penalties imposed on the executive under Section 4999 of the Internal Revenue Code.

Indemnification Agreements

      In February 2004, the Company entered into indemnification agreements with its directors and 12 senior officers of the Company. The indemnification agreements are intended to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the Investment Company Act of 1940. Each indemnification agreement provides that the Company shall indemnify the director or senior officer who is a party to the agreement (an “Indemnitee”) if, by reason of his corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Company.

      At present, there is no pending litigation or proceeding involving an Indemnitee where indemnification would be required or permitted under the indemnification agreement.

Certain Relationships and Related Party Transactions

      The following table sets forth certain information, as of March 5, 2004, regarding indebtedness to the Company in excess of $60,000 of any person serving as a director or executive officer of the Company and of any nominee for election as a director at any time since January 1, 2003. All of such indebtedness results from loans made by the Company to enable the exercise of stock options. The loans are required to be fully collateralized and are full recourse against the borrower and have varying terms not exceeding ten years. The interest rates charged generally reflect the applicable federal rate on the date of the loan.

      As a business development company under the Investment Company Act of 1940, the Company is entitled to provide and has provided loans to officers of the Company in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, since July 30, 2002, the Company has been prohibited from making new loans to its executive officers.

	Highest Amount		Amount
	Outstanding	Range of	Outstanding at
Name and Position with Company	During 2003	Interest Rates	March 5, 2004

Executive Officers who are Interested Directors(1):

William L. Walton, Chairman and CEO	$2,997,228	4.45%–6.24%	$2,416,230

Joan M. Sweeney, Chief Operating Officer	2,231,157	4.45%–6.63%	2,231,157

Executive Officers:

Penni F. Roll, Chief Financial Officer	1,273,924	4.45%–6.24%	1,273,924

Scott S. Binder, Chief Valuation Officer and Managing Director	979,492	4.93%–5.89%	170,000

Douglas L. Cooper, Managing Director	289,345	4.45%–4.98%	282,845

Michael J. Grisius, Managing Director	266,988	3.91%–4.68%	242,788

John M. Scheurer, Managing Director	2,345,719	4.73%–6.63%	2,058,996

John D. Shulman, Managing Director	99,991	2.85%–2.85%	99,991

Paul R. Tanen, Managing Director	99,994	3.91%–3.91%	99,994

Thomas H. Westbrook, Managing Director	1,809,292	4.98%–4.98%	370,134

Kelly A. Anderson, Executive Vice President and Treasurer	1,523,360	3.91%–6.34%	1,432,225

Suzanne V. Sparrow, Executive Vice President and Secretary	753,506	4.45%–6.18%	653,809

(1)	Interested directors are “interested persons” as defined by the Investment Company Act of 1940.

Section 16(a) Beneficial Ownership Reporting Compliance

      Pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company’s directors and executive officers, and any persons holding 10% or more of its common stock, are required to report their beneficial ownership and any changes therein to the Commission and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4, and 5 filed by such persons, the Company believes that during 2003 all Section 16(a) filing requirements applicable to such persons were met in a timely manner except with respect to a late Form 4 filed by each of Messrs. Walton, Robert D. Long, and Grisius and Ms. van Roijen, each reporting one transaction, and a Form 3 filed one day late by Ms. Anderson and Mr. Pease each reporting one transaction.

PROPOSAL 2.

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Audit Committee and the disinterested members of the Board of Directors have appointed KPMG LLP as the independent public accounting firm to audit the Company’s financial statements for the year ending December 31, 2004. If the stockholders ratify the selection of KPMG LLP as the Company’s accountants, KPMG LLP also will be the independent public accountants for the consolidated subsidiaries of the Company.

      KPMG LLP has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its subsidiaries.

      The Company expects that a representative of KPMG LLP will be present at the Meeting and will have an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions.

      Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of KPMG LLP as the independent public accountants of the Company.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT

STOCKHOLDERS VOTE TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY.

Fees Paid to KPMG LLP for 2003 and 2002

      The following are aggregate fees billed to the Company by KPMG LLP during 2003 and 2002.

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2003	December 31, 2002

Audit Fees	$764,495	$553,760

Audit-Related Fees	73,014	114,245

Tax Fees	77,075	110,830

All Other Fees	—	—

TOTAL FEES:	$914,584	$778,835

      Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements and reviews of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings.

      Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

      Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

      All Other Fees. All other fees would include fees for products and services other than the services reported above.

Report of the Audit Committee

      As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and the Company’s independent accountants all of the Company’s financial statements filed with the Commission for each quarter during 2003 and as of and for the year ended December 31, 2003. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

      The Audit Committee of the Board has established a pre-approval policy that describes the permitted audit, audit-related, tax, and other services to be provided by KPMG LLP, the Company’s independent auditor. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

      Any requests for audit, audit-related, tax, and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

      The Audit Committee received and reviewed the written disclosures from the independent accountants required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the accountants the accountants’ independence. The Committee has reviewed the audit fees of the independent accountants. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting the independent accountants from performing services that might impair their independence.

      Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements as of and for the year ended December 31, 2003, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Commission. The Audit Committee also recommended the selection of KPMG LLP to serve as independent accountants for the year ending December 31, 2004.

Audit Committee
Brooks H. Browne, Chairman
Anthony T. Garcia, Member
Ann Torre Grant, Member
Laura W. van Roijen, Member

PROPOSAL 3.

APPROVAL OF COMPANY’S NON-QUALIFIED
DEFERRED COMPENSATION PLAN II

      The Board of Directors believes that the Company’s future success depends on its ability to maintain a competitive position in attracting, retaining, and motivating key executive officers through the use of long-term incentive compensation. Because of The Sarbanes-Oxley Act of 2002, the Company is no longer able to provide loans to executive officers for the exercise of stock options. This is a significant development, since a substantial component of the total return to stockholders comes in the form of the dividend. Under the loan program, an officer could exercise vested stock options with a loan and would then receive dividends on the shares obtained through such exercise and pay the Company for the cost of the loan. The loan program was also desirable because it caused the officers to share in the risk of ownership of the stock, since the loan would have to be repaid. As such, under the loan program, there was a balance of the benefits and risks of share ownership for the officers. In addition, during 2001, 2002, and 2003, the Company had in place a retention award program whereby senior officers of the Company received cash awards totalling $8.6 million, $7.8 million, and $8.5 million for the years ended December 31, 2001, 2002, and 2003, respectively. Beginning on January 1, 2004, the Company no longer provided retention awards.

      In order to address the discontinuation of the loan program and the retention award program, and to replace these aspects of long-term incentive compensation, the Compensation Committee has established an alternative long-term incentive compensation program whereby the Compensation Committee of the Board of Directors will determine an individual performance award for certain officers annually at the beginning of each year. In determining the award for any one officer, it is anticipated that the Compensation Committee will consider individual performance factors, as well as the individual’s contribution to the returns generated for stockholders, among other factors.

      In conjunction with the program, the Compensation Committee has recommended and the Board of Directors has approved the adoption of a non-qualified deferred compensation plan (DCP II), which will be administered through a trust. The individual performance awards will be deposited in the trust in four equal installments, on a quarterly basis, in the form of cash. The Compensation Committee has designed the DCP II to require the trustee to use the cash exclusively to purchase shares of the Company’s common stock in the market. A participant will only vest in the award as it is deposited into the trust. The program is intended to fill a void in the Company’s long-term incentive compensation program that was caused by the discontinuation of the loan program and the retention award program, while ensuring that officers also share in the market risk of the stock.

      Although no new shares will be issued as part of the plan, DCP II is considered an “equity compensation plan” under the New York Stock Exchange rules. As a result of this requirement to invest in the Company’s stock, the plan is required to be approved by stockholders.

      If stockholders do not approve the DCP II, then the trust will not be required to purchase shares of the Company’s common stock and DCP II will be amended to provide for alternative investment options. The Compensation Committee believes this result would be a much less attractive alternative from the perspective of the Company’s stockholders because without the requirement to purchase shares of the Company’s common stock, the plan will not as closely align the interests of officers with those of stockholders.

      The Compensation Committee considered several long-term incentive compensation alternatives. However, under the Investment Company Act of 1940, a BDC is limited as to the methods of providing long-term incentive compensation. After much analysis, the Compensation Committee decided on a cash award plan, but the members believed that the most compelling incentive structure would be to require that the cash proceeds be deposited in a deferred compensation trust and used to purchase shares of Allied Capital’s common stock, thereby aligning the interests of the officers with those of the stockholders.

      For financial reporting purposes, the Company will expense individual performance awards on a quarterly basis. Since the award will be deferred, the award will not be considered to be an expense for tax purposes until a distributable event has occurred and proceeds are paid from the trust. The Company does not believe that the new plan will have a material impact on the Company’s ability to continue to deliver dividends to stockholders.

      The following is a brief description of the material features of the Deferred Compensation Plan II. Such description is qualified in its entirety by reference to the full text of the Deferred Compensation Plan II, which is attached to this Proxy Statement as Exhibit A.

      Individual performance awards will be determined annually at the beginning of the year. Then, on a quarterly basis, one quarter of the award will be contributed in cash to a deferred compensation trust. A trustee appointed to oversee the trust will use the cash to purchase shares of the Company’s common stock on the New York Stock Exchange or any other exchange on which the Company’s shares are subsequently traded. The shares purchased by the trustee will then be credited to each senior officer’s deferral account based on the amount of the individual performance award received by such officer.

      All of the Company’s senior officers are eligible to receive individual performance awards and participate in the Deferred Compensation Plan II. The Compensation Committee, in its sole discretion, shall designate the senior officers who will participate in the Deferred Compensation Plan II.

      In the event of termination of employment, one-third of the participant’s deferral account will be immediately distributed, one half of the then current remaining balance will be distributed on the first anniversary of his or her employment termination date and the remainder of the account balance will be distributed on the second anniversary of the employment termination date. In the event of a change of control, which is defined on page 19 in “Employment Agreements,” all amounts in a participant’s deferral account will be immediately distributed to the participant. The Compensation Committee, as Administrator of the DCP II, may also determine other distributable events and the timing of such distributions. All amounts paid to the DCP II will be fully vested at all times. Sixty days following a distributable event, the Company and each participant may, at the discretion of the Company, and subject to the Company’s trading window during that time, redirect the participant’s account to other investment elections.

      During any period of time in which a participant has a deferral account in the DCP II, any dividends declared and paid on shares of common stock allocated to the participant’s account shall be reinvested by the trustee as soon as practicable in shares of the Company’s common stock purchased in the open market.

      The aggregate maximum number of shares of the Company’s common stock that the trustee is authorized to purchase in the open market for the purpose of investing the cash from individual performance awards is 3,500,000 shares, subject to appropriate adjustments in the event of a stock dividend, stock split, or similar change in capitalization affecting the Company’s common stock. Shares held in the DCP II are shares of the Company’s common stock purchased by the trustee on the New York Stock Exchange or any other exchange on which the shares are subsequently traded. The trust of DCP II does not currently hold any assets.

      A participant who violates certain non-solicitation covenants contained in the DCP II during the two years after the termination of his or her employment will forfeit back to the Company the remaining value of his or her deferral account.

      The DCP II will be administered by the Compensation Committee of the Company’s Board of Directors. The Compensation Committee will have full power and authority, subject to the provisions of DCP II, to promulgate such rules and regulations as it deems necessary for the proper administration of DCP II, to interpret the provisions and supervise the administration of DCP II, and to take all actions in connection therewith or in relation thereto as it deems necessary or advisable.

      DCP II is a non-qualified plan, and no participant or other person will own any interest in particular assets of the Company or any of the Company’s subsidiaries by reason of the right to receive any payment under DCP II.

      The Board of Directors reserves the right to amend, terminate, or discontinue DCP II, provided that no such action will adversely affect a participant’s rights under DCP II with respect to the amounts paid to his or her deferral account. No amendment will be effective unless approved by the Company’s stockholders if stockholder approval of such amendment is required to comply with any applicable law, regulation or stock exchange rule. Upon termination of DCP II, any amounts credited to the deferral account of a participant will be distributed in full to such participant.

New Plan Benefits

      The following table presents the individual performance awards that are expected to be deposited into the DCP II trust for 2004, and the estimated number of shares that would be purchased in the open market should stockholders approve the DCP II.

	2004
	Individual	Estimated
Name and Position	Performance Award(1)	Number of Shares(2)

William L. Walton, Chief Executive Officer	$2,949,976	96,247

Joan M. Sweeney, Chief Operating Officer	1,461,721	47,691

Thomas H. Westbrook, Managing Director	884,635	28,862

All Executive Officers as a Group	10,689,012	348,744

Non-Executive Officers as a Group	3,988,210	130,121

(1)	Represents individual performance awards expected to be expensed for financial reporting purposes for 2004.

(2)	Estimated number of shares is computed using (i) the value of individual performance awards expected to be expensed for 2004, and (ii) a per share price of $30.65 (the closing price of the Company’s common stock as reported on the New York Stock Exchange on March 5, 2004).

      The affirmative vote of a majority of the votes cast by stockholders in person or represented by proxy at the Annual Meeting is required to approve DCP II, provided that the total vote cast on the proposal represents over 50% in interest of all shares entitled to vote on the proposal. However, if the DCP II is not approved by stockholders it will have no effect on the individual performance awards that the Compensation Committee approves under the long-term incentive compensation program. In that case, the Compensation Committee intends to amend the DCP II to provide that individual performance awards may be invested in other investment elections.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT

STOCKHOLDERS VOTE TO APPROVE THE COMPANY’S
NON-QUALIFIED DEFERRED COMPENSATION PLAN II.

PROPOSAL 4.

APPROVAL TO AMEND THE COMPANY’S STOCK OPTION PLAN

      The Company established the Stock Option Plan (the “Option Plan”), which is attached to this Proxy Statement as Exhibit B, to encourage stock ownership in the Company by officers, thus giving them a proprietary interest in the Company’s performance and also to reward outstanding performance and provide a means to attract and retain persons of outstanding ability to the service of the Company.

      The Company’s Board of Directors and its Compensation Committee, which consists entirely of directors who are not employees of the Company, believe that stock-based incentive compensation, particularly the award of stock options, is a key element of officer and director compensation. Stock-based compensation advances the interests of the Company by providing substantial motivation for superior performance and more fully aligning the interests of officers and directors with the interests of the stockholders.

      As a BDC, Allied Capital is permitted to allocate up to 20% of the Company’s total shares outstanding to the Option Plan. Currently, the Option Plan provides for the issuance of options to purchase a maximum of 25,950,000 shares of common stock, which represents approximately 16.78%, on a fully diluted basis, of the 128,696,288 shares of common stock that were outstanding as of March 5, 2004. The Option Plan was last approved by stockholders in May 2002 and at that time the 25,950,000 shares available in the Option Plan represented approximately 20% of the shares outstanding on a fully diluted basis. The percentage of shares available under the Option Plan has been diluted by the additional shares that have been issued by the Company to support its growth over the last two years.

      The Compensation Committee is submitting to the stockholders for approval, an amendment to the existing Option Plan to increase the number of shares of common stock authorized for issuance under the Option Plan by 9,000,000 shares and to amend certain other terms, including the discontinuation of the loan program and the definition of change of control. The new options, when combined with the existing but unexercised options, would represent approximately 20% of the outstanding common stock of the Company on a fully diluted basis, the percentage previously approved by stockholders in 2002. The Compensation Committee and Board of Directors believe that the approval of this amendment is essential to further the long-term stability and financial success of the Company by attracting, motivating, and retaining qualified employees through the use of stock incentives.

      The Company believes that restoring the number of shares of common stock available under the Option Plan to 20% of the Company’s total shares outstanding, on a fully diluted basis, is reasonable and appropriate and achieves the competitive compensation objective without compromising stockholder value through less favorable alternatives, such as option repricing, which are unavailable to the Company because of its status as a business development company. The Compensation Committee and the Board of Directors recommend the adoption of the proposal to increase the number of shares reserved for issuance by 9,000,000, to bring the total options available under the Option Plan to approximately 20% as of the date of this Proxy Statement.

      The Company is also seeking approval to amend the existing Option Plan to discontinue the use of loans from the Company for the exercise of stock options. Payment for shares in the amended Option Plan will be required to be paid in cash at the time of exercise. Prior to July 30, 2002, under the Option Plan, the Company was authorized to lend to an officer-optionee an amount equal to the exercise price of an option. Pursuant to the Sarbanes-Oxley Act of 2002, no additional loans have been made since July 30, 2002, and no changes to any material terms of any outstanding loans may be made.

      The Company also proposes to amend the definition of change of control in the Option Plan to conform with the definition of change of control used in the Company’s employment agreements and in the Deferred Compensation Plan II discussed under Proposal 3 of this Proxy Statement.

Description of the Option Plan

      Purpose. The purpose of the Option Plan is to advance the interests of the Company by providing officers and non-officer directors of the Company who have substantial responsibility for the direction and management of the Company with additional incentives to exert their best efforts to increase their proprietary interest in the success of the Company, to reward outstanding performance, and to attract and retain persons of outstanding ability.

      Authorization. Under the existing Option Plan, options may be granted from time to time on up to 25,950,000 shares. As of March 5, 2004, the Company had granted 17,053,515 options (net of any cancellations), of which 2,832,807 have been exercised, and 8,896,485 options remain available for grant. On March 11, 2004, the Compensation Committee granted a total of 6,789,750 additional options. The Board of Directors proposes to amend the existing Option Plan to increase the number of shares authorized for issuance by 9,000,000 shares. The maximum number of shares that may be issued through the exercise of options granted under the Option Plan, as proposed to be amended, would be 32,175,000.

      Administration. The Option Plan is administered by the Company’s Compensation Committee which is comprised of members of the Company’s Board of Directors, who each shall (a) be a non-employee director, as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, (b) have no financial interest in grants of stock options to officers of the Company under the Option Plan and not be an “interested person,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Company, and (c) be an “outside director” as the term is defined under Section 162(m) of the Internal Revenue Service Code (the “Code”).

      The Compensation Committee interprets the Option Plan and, to the extent and in the manner contemplated in the Option Plan, exercises the discretion reserved to it in the Option Plan. The Compensation Committee may prescribe, amend, and rescind rules and regulations relating to the Option Plan and make all other determinations necessary for its administration. The decision of the Compensation Committee on any interpretation of the Option Plan or administration thereof, if in compliance with the provisions of the 1940 Act and regulations promulgated thereunder, shall be final and binding with respect to the Company, any optionee or any person claiming to have rights as, or on behalf of, any optionee.

      Terms of options. The Compensation Committee’s principal objective in awarding stock options to the eligible officers of the Company is to align each optionee’s interests with the success of the Company and the financial interests of its stockholders by linking a portion of such optionee’s compensation with the performance of the Company’s stock and the value delivered to stockholders. Stock options are granted under the Option Plan at a price not less than the prevailing market value at the time of grant and will have realizable value only if the Company’s stock price increases. The Compensation Committee determines the amount and features of the stock options, if any, to be awarded to optionees. The Compensation Committee evaluates a number of criteria, including the past service of each such optionee to the Company, the present and potential contributions of such optionee to the success of the Company, and such other factors as the Compensation Committee shall deem relevant in connection with accomplishing the purposes of the

Option Plan, including the recipient’s current stock holdings, years of service, position with the Company, and other factors. The Compensation Committee does not apply a formula assigning specific weights to any of these factors when making its determination. The Compensation Committee awards stock options on a subjective basis and such awards depend in each case on the performance of the officer under consideration. Pursuant to the 1940 Act, options may not be repriced for any participant.

      Participants — officers. The Compensation Committee determines and designates those officers of the Company who are eligible to participate in the Option Plan. The Compensation Committee also determines the number of options to be awarded to each optionee. In making these determinations, the Compensation Committee takes into account the past service of the optionee and potential contributions to the success of the Company, and such other factors as the Compensation Committee deems relevant to accomplish the purposes of the Option Plan.

      Participants — non-officer directors. Pursuant to an order of the Commission granted on September 8, 1999, the Company’s non-officer directors became eligible to receive option grants. On that date, each incumbent director received options to purchase 10,000 shares, and pursuant to the Commission order, each will receive options to purchase 5,000 shares each year thereafter. New directors will receive options to purchase 10,000 shares upon election to the board and options to purchase 5,000 shares each year thereafter. The amended Option Plan reflects the terms of these automatic grants provided for in the Commission order.

      As of the date of this Proxy Statement, approximately 79 persons were eligible to participate in the Option Plan. Options are not transferable other than by the laws of descent and distribution, a qualified domestic relations order, or with the permission of the Compensation Committee, which may allow options to be transferred to family members, or entities established for the benefit of family members, for estate planning purposes.

      Exercise of options. Options are exercisable at a price equal to the fair market value of the shares at the time the option is granted, except with respect to options that are intended to be incentive stock options (within the meaning of the Code) and that are granted to any holder of 10% or more of the Company’s outstanding shares, in which case the exercise price will be not less than 110% of the then-current fair market value. The day on which the Company approves the granting of an option or the date specified in the Plan is considered the date on which the option is granted. For purposes of the Option Plan, the fair market value of the shares is the closing price of the shares on the New York Stock Exchange on the date on which the option is awarded.

      Options may contain such other terms and conditions as the Compensation Committee deems advisable, including, but not limited to, being exercisable only in installments. Options granted to different optionees or at different times need not contain similar provisions. Each option will state the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted. The option period may not exceed five years if the option is intended to be an incentive stock option (within the meaning of the Code) and the option is awarded to a holder of 10% or more of the Company’s outstanding shares.

      All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of the Company for any cause other than death or total and permanent disability. If an optionee’s employment is terminated for any reason other than death or total and permanent disability before expiration of his option and before he has fully exercised it, the optionee has the right to exercise the option during the balance of a 60-day period from the date of termination. If an optionee dies or becomes totally and permanently disabled before expiration of the option without fully exercising it, he or she or the executors or administrators or legatees or distributees of the estate shall, as may be provided at the time of the grant, have the right, within one year after the optionee’s death or total and permanent disability, to exercise the option in whole or in part before the expiration of its term.

      Payment for shares. Full payment for shares purchased must be made at the time of exercising the option in whole or in part. However, at the request of an officer-optionee, the Board of Directors or the Compensation Committee was authorized until July 30, 2002, to lend to such officer-optionee, in whole or in part as of the date of exercise, an amount equal to the exercise price of the option. The loan was required to (a) have a term of not more than ten years; (b) become due within 60 days after the recipient ceases to be an officer of the Company; (c) bear interest at a rate not less than the applicable federal rate under the Code at the time the loan is made; and (d) be fully collateralized at all times, which collateral may include securities issued by the Company. Pursuant to the Sarbanes-Oxley Act of 2002, no additional loans have been made since July 30, 2002, and no changes to any material terms of any outstanding loans may be made.

      Effect of change in shares subject to the amended plan. If there is a change in the outstanding shares through the declaration of stock dividends, stock splits, or combinations or exchanges of shares, or otherwise, the number of shares available for option and the shares subject to an option and the option prices shall be appropriately adjusted by the Compensation Committee.

      Change of control. In the event of a Change of Control (as described in “Employment Agreements”), all outstanding options will become fully vested and exercisable as of the Change of Control. For purposes of the Option Plan, a “Change in Control” means (i) the sale or other disposition of all or substantially all of the Company’s assets; or (ii) the acquisition, whether directly, indirectly, beneficially (within the meaning of Rule 13d-3 of the 1934 Act), or of record, as a result of a merger, consolidation or otherwise, of securities of the Company representing fifteen percent (15%) or more of the aggregate voting power of the Company’s then outstanding common stock by any person (within the meaning of Section 13(d) and 14(d) of the 1934 Act), including, but not limited to, any corporation or group of persons acting in concert, other than (A) the Company or its subsidiaries and/or (B) any employee pension benefit plan (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974) of the Company or its subsidiaries, including a trust established pursuant to any such plan; or (iii) the individuals who were members of the Board of Directors as of the Effective Date (the “Incumbent Board”) cease to constitute at least two-thirds ( 2/3) of the Board; provided, however, that any director appointed by at least two-thirds ( 2/3) of the then Incumbent Board or nominated by at least two-thirds ( 2/3) of the Corporate

Governance/Nominating Committee of the Board of Directors (a majority of the members of the Corporate Governance/Nominating Committee shall be members of the then Incumbent Board or appointees thereof), other than any director appointed or nominated in connection with, or as a result of, a threatened or actual proxy or control contest, shall be deemed to constitute a member of the Incumbent Board.

      Amendment and termination. The Compensation Committee may modify, revise or terminate the Option Plan at any time. While the Board of Directors may seek stockholder approval of an action modifying a provision of the Option Plan when deemed advisable, the Board of Directors may make certain modifications without stockholder approval (except with respect to the number of options authorized for issuance under the Option Plan). The Option Plan will terminate when all shares reserved for issuance have been issued upon the exercise of options, or by action of the Board of Directors, whichever shall first occur.

      If the Compensation Committee determines that the listing, registration, or qualification of the shares subject to an option upon a securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of shares thereunder, the option may not be exercised unless such listing, registration, qualification, consent, or approval has been effected or obtained free of any conditions not acceptable to the Compensation Committee. No option will expire during any period when the right to exercise an option is so suspended by the Compensation Committee. The Compensation Committee will extend its term for a further period so as to afford the optionee a reasonable opportunity to exercise the option, except that no option may be exercised more than ten years after it was granted.

      Resale of shares acquired pursuant to options. Optionees purchasing shares pursuant to options may resell the shares through brokers or dealers at prevailing market prices. Any sales by optionees who may be deemed affiliates of the Company must be made pursuant to registration under the Securities Act or pursuant to an exemption therefrom.

      Federal tax consequences of the option plan. The following is a summary of certain federal income tax consequences of transactions under the Option Plan based on current federal income tax laws. This summary is not intended to be exhaustive and does not describe state, local, or other tax consequences.

      Incentive stock options. In general, no income will be recognized by an optionee and no deduction will be allowed to the Company with respect to the grant or exercise of an incentive stock option granted under the Option Plan. The difference between the exercise price and the fair market value of the shares of common stock on the date the option is exercised is, however, an adjustment item for the participant for purposes of the alternative minimum tax. When the stock received upon exercise of the option is sold, provided that the stock is held for more than two years from the date of grant of the option and more than one year from the date of exercise, the participant will recognize a long-term capital gain or loss equal to the difference between the amount realized and the exercise price of the option related to such stock. If the above mentioned holding period requirements of the Code are not satisfied, the subsequent sale of stock received upon exercise of an incentive stock option is treated as a “disqualifying disposition.”

      In general, the participant will recognize taxable income at the time of such disqualifying disposition as follows: (i) ordinary income in an amount equal to the excess of (A) the lesser of the fair market value of the shares of common stock on the date the incentive stock option is exercised or the amount realized on such disqualifying disposition over (B) the exercise price and (ii) capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the shares of common stock on the date the incentive stock option is exercised (or capital loss to the extent of any excess of the exercise price over the amount realized on disposition). Any capital gain or loss recognized by the participant will be long-term or short-term depending upon the holding period for the stock sold. The Company may claim a deduction at the time of the disqualifying disposition equal to the amount of ordinary income the participant recognizes. Note that the tax treatment generally applies only to the extent that the optionee is an employee of the Company at the time of the grant of the option and at all times during the period ending three months before the date of exercise.

      Non-qualified stock options. The grant of a non-qualified stock option under the Option Plan will not result in the recognition of taxable income to the participant or in a deduction to the Company. In general, upon exercise, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price. The Company is required to withhold tax on the amount of income so recognized, and is entitled to a tax deduction equal to the amount of such income. Gain or loss upon a subsequent sale of any shares of common stock received upon the exercise of a non-qualified stock option is taxed as capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold) to the participant.

      The Board of Directors believes that it is in the best interests of the Company and its stockholders to adopt the amendments to the Option Plan, which increases the number of shares available for grant, discontinues the loan program, and amends the definition of change of control.

Vote Required

      The affirmative vote of the holders of a majority of the Company’s outstanding shares present or represented at the Meeting, or any adjournment thereof, is required to approve the amended Option Plan, provided that the total vote cast on the proposal represents over 50% in interest of all shares entitled to vote on the proposal. In the event such approval is not obtained, the Option Plan shall not be amended and shall continue in operation as it existed prior to its proposed amendment.

THE BOARD OF DIRECTORS OF THE COMPANY

RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE PROPOSAL TO
AMEND THE STOCK OPTION PLAN.

Equity Compensation Plan Information

      The following table sets forth information as of December 31, 2003, with respect to compensation plans under which the Company’s equity securities are authorized for issuance. The table does not include information regarding the Deferred

Compensation Plan II and the proposed amendment to the Option Plan, which are subject to stockholder approval at this Meeting.

Number of
	securities to be		Number of securities remaining
	issued upon	Weighted average	available for future issuance
	exercise of	exercise price of	under equity compensation
	outstanding	outstanding	plans (excluding securities
Plan Category	options	options	reflected in column (a))

	(a)	(b)	(c)

Equity compensation plans approved by stockholders	14,884,272	$20.68	8,811,224 (1)

Equity compensation plans not approved by stockholders	—	—	—

Total	14,884,272	$20.68	8,811,224

(1)	The Stock Option Plan was approved by stockholders on May 7, 2002. As of March 11, 2004, there were 2,106,735 options remaining available for future issuance under the Stock Option Plan.
OTHER BUSINESS

      The Board of Directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s Proxy Statement or presentation at the Meeting unless certain securities law requirements are met.

2005 ANNUAL MEETING OF STOCKHOLDERS

      Any stockholder proposals submitted pursuant to the SEC’s Rule 14a-8 for inclusion in the Company’s proxy statement and form of proxy for the 2005 annual meeting of stockholders must be received by the Company on or before November 26, 2004. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Allied Capital Corporation, 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006, Attention: Corporate Secretary.

      Stockholder proposals or director nominations to be presented at the 2005 annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of the Company not less than ninety (90) days in advance of the one year anniversary of the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders. For the Company’s 2005 annual meeting of stockholders, the Company must receive such proposals and nominations no later than December 26, 2004. If the date of the annual meeting has been changed by more than thirty (30) calendar days from the date contemplated at the time of the previous year’s proxy statement, stockholder proposals or director nominations must be so received not later than the tenth day following the day on which such notice of the date of the 2005 annual meeting of stockholders or such public disclosure is made. Proposals must also comply with the other requirements contained in the Company’s by-laws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

Exhibit A

THE ALLIED CAPITAL CORPORATION

NON-QUALIFIED DEFERRED COMPENSATION PLAN II

PREAMBLE

      WHEREAS, the Employer recognizes the unique qualifications of its Executives and the valuable services that they have provided to or for the Employer; and

      WHEREAS, the Employer desires to provide long-term incentive compensation to its Executives to achieve recruitment and retention objectives and to achieve economic parity with executive compensation plans in companies against which it competes for talent; and

      WHEREAS, the Employer now desires to adopt the Allied Capital Corporation Non-qualified Deferred Compensation Plan II;

      NOW, THEREFORE, in consideration of the premises and of the provisions hereinafter set forth, the Allied Capital Corporation Non-qualified Deferred Compensation Plan II (the “Plan”) shall be and hereby is adopted as follows:

ARTICLE I

GENERAL

      SECTION 1.1     Effective Date. The provisions of this Plan shall be effective upon stockholder approval.

      SECTION 1.2     Purpose. The purpose of the Plan is to provide long-term incentive compensation to Executives of the Employer in order to achieve recruitment and retention objectives and to achieve economic parity with executive compensation plans in companies against which it competes for talent.

      SECTION 1.3     Intent. The Plan is intended to be an unfunded plan for the purpose of providing deferred compensation to a select group of management or highly compensated employees as such group is described under Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA. The Plan is not intended to be a plan described in Section 401(a) of the Code. The obligation of the Company to make payments under this Plan constitutes nothing more than an unsecured promise of the Company to make such payments and any property of the Company that may be set aside for the payment of benefits under the Plan shall, in the event of the Company’s bankruptcy or insolvency, remain subject to the claims of the Company’s general creditors until such benefits are distributed in accordance with Article V herein.

ARTICLE II

DEFINITIONS AND USAGE

      SECTION 2.1     Definitions. Wherever used in the Plan, the following words and phrases shall have the meaning set forth below unless the context plainly requires a different meaning:

“Account” means the account established on behalf of each Participant as described in Section 4.2 of the Plan.

“Administrator” means the Compensation Committee of the Board, or such other person or persons as designated by the Board.

“Beneficiary” means those persons designated as a Beneficiary by the Participant.

“Board” means the Board of Directors of Allied Capital Corporation.

“Change in Control” of the Company shall be defined in accordance with Section 8.2 of the Plan.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Company” means Allied Capital Corporation, AC Corporation, and any named subsidiaries or related parties adopting the Plan.

“Compensation Committee” means the Compensation Committee of the Board of Directors of Allied Capital Corporation.

“Covered Employee” shall mean any person who is employed by the Company within six months prior to the Participant’s Termination Date until at least six (6) months after the person’s employment with the Company ends.

“Disability” means the Executive’s inability to perform his/her duties for a period of more than twenty-six (26) weeks, whether consecutive or not, in any twelve-month period. Such disability shall be deemed to be the Executive’s termination of service with the Employer.

“Employer” means Allied Capital Corporation, AC Corporation, and any named subsidiaries or related parties adopting the Plan.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“Executive” means any common law employee of the Employer having attained the status of an officer of at least the Senior Vice President level in the Company.

“Good Reason” means “good reason” as such term may be defined in an employee’s employment agreement, provided that such agreement is currently in effect at the time of a distributable event as described in Section 5.2.

“Participant” means an Executive of the Employer designated by the Compensation Committee for participation in the Plan, or a person who was such a Participant at the time of termination of employment, death, or upon a

Change in Control, or a Beneficiary, who is presently entitled to benefits under the Plan in accordance with its terms.

“Plan” means this Allied Capital Corporation Non-qualified Deferred Compensation Plan II, as amended from time to time.

“Plan Benefit” means the benefit of a Participant as described under Article IV of the Plan.

“Plan Year” means the calendar year.

“Solicitation” means the Participant, directly or indirectly, individually or as part of or on behalf of any other person, company, employer or other entity (a) solicits, encourages or attempts to persuade any consultant, vendor, client or customer to terminate or adversely modify its existing relationship with the Company, except where the Participant is authorized to do so and has a reasonably good faith belief that such termination or modification is in the best interests of the Company; or (b) hires or solicits for hire (other than on behalf of the Company) a Covered Employee. If any Covered Employee accepts employment with any person, company, employer or other entity of which the Participant is an officer, director, employee, partner, shareholder (other than of less than 5% of the stock in a publicly traded company) or joint venture, it will be presumed that the Participant engaged in Solicitation of the Covered Employee. This Presumption may be overcome by the Participant showing by a preponderance of the evidence that Participant was not directly or indirectly involved in soliciting or encouraging the Covered Employee to leave employment with the Company.

“Termination of Employment” means separation from service with the Employer as a result of resignation, involuntary discharge, death, or Disability.

“Trust” means a trust which may be established by the Employer in accordance with Article IX to provide the benefits described in this Plan.

“Trustee” means the corporation or individual(s) selected by the Employer to serve as trustee for the Trust.

      SECTION 2.2     Usage. Except where otherwise indicated by the context, any masculine terminology used herein shall also include the feminine and vice versa, and the definition of any term herein in the singular shall also include the plural and vice versa.

ARTICLE III

ELIGIBILITY AND PARTICIPATION

      SECTION 3.1     Eligibility. Any Executive of the Employer shall be eligible to participate in the Plan at such time and for such period as designated by the Compensation Committee; provided, however, that all such employees are members of a select group of management or highly compensated employees as such group is described under sections 201(2), 301(a)(3), and 401(a)(1) of ERISA, as interpreted by the Department of Labor.

      SECTION 3.2     Participation. An Executive who is eligible to participate in the Plan pursuant to Section 3.1 shall become a Participant at such time and for the period so designated by the Compensation Committee. The participation of any Participant may be suspended or terminated by the Compensation Committee, at any time. An Executive shall cease to be a Participant when he terminates employment with the Company and the balance in his Account is distributed to him or on his behalf.

      If, at any time, an Executive is determined or reasonably believed, based on a judicial or administrative determination or opinion of counsel, not to qualify as “management” or a “highly compensated employee” under ERISA Sections 201(2), 301(a)(3), and 401(a)(1), the Executive shall cease participation in the Plan as of the date of that determination and the Plan Benefit to which he is entitled will be distributed to him as soon as administratively possible in a single lump-sum payment in the form of shares of Allied Capital Corporation, notwithstanding any other provision of the Plan.

ARTICLE IV

PLAN BENEFIT

      SECTION 4.1     Plan Benefit. A Participant’s Plan Benefit shall be equal to the total amount credited to the Participant’s Account under this Article IV. Such Plan Benefit shall become payable to the Participant as provided under Article V.

      SECTION 4.2     Accounts. For each Participant, the Administrator shall direct the Trustee to establish and maintain a Participant Account. All amounts which are credited to the Account shall be credited solely for purposes of accounting and computation, and shall remain assets of the Employer subject to the claims of the Employer’s general creditors.

      SECTION 4.3     Employer Contributions. The Employer will determine an annual Individual Performance Award (IPA) for a participant and will contribute to the Trust on a quarterly basis an amount equal to one quarter (25%) of the IPA in cash. The Trustee will then use the cash in the Trust to purchase shares of Allied Capital Corporation in the open market and allocate those shares to individual Participant Accounts.

      SECTION 4.4     Investment Procedure. A Participant’s Account may only be invested in the common stock of Allied Capital Corporation until such time as a distributable event (as listed in Section 5.2) occurs. Subsequent to a distributable event, the employer and each Participant may, at the discretion of the Employer, redirect the Participant’s account to other investment vehicles. Notwithstanding the foregoing, however, any redirection of account balances will be subject to trading window restrictions and may not be made until at least sixty (60) days after the distributable event. The Administrator shall retain overriding discretion over the selection of investment vehicles and the Administrator may change, alter or modify its investment policy as it deems appropriate, from time to time, to maximize benefits under the Plan. Any such change, alteration or modification shall be communicated to the Participants under procedures adopted by the Administrator.

      SECTION 4.5     Valuation of Accounts. The value of a Participant’s Account shall be determined from time to time by the Trustee in the following manner.

(a) During any period of time in which a Participant’s Account is deemed invested in whole or in part pursuant to the agreement with the Participant (in the manner described in Section 4.4), the income and expenses, gains and losses, both realized and unrealized, from such deemed investments shall be determined by the Trustee. The amount so determined shall be credited to the Account of the Participant proportionately in accordance with procedures established by the Administrator.

(b) Each Participant’s Account shall be valued as of the last day of each Plan Year or more frequently as determined by the Administrator.

ARTICLE V

VESTING AND DISTRIBUTION

      SECTION 5.1     Vesting. Amounts paid to the Plan shall at all times be 100% vested.

      SECTION 5.2     Distributable Events. Except as otherwise provided in this Plan, a Participant’s Plan Benefit shall become distributable upon the occurrence of one of the following events:

1. Termination of Employment

2. Change in Control (as defined in Section 8.2)

3. Other events, as determined by and subject to the discretion of the Administrator

      SECTION 5.3     Amount of Plan Benefits. A Participant’s Plan Benefit shall equal the total amount credited to the Participant’s Account in accordance with Article IV, except to the extent the Participant’s Plan Benefit is reduced in accordance with Section 5.4 below.

      SECTION 5.4     Payment of Plan Benefits. Subject to the discretion of the Administrator, upon the occurrence of one of the distributable events described in Section 5.2, a Participant will receive distribution of his Plan Benefit in accordance with the following; provided, however, that the Trustee shall be authorized to make provision for the reporting and application of any federal, state or local taxes that may be required.

(a) If the distributable event is Termination of Employment occurring as a result of the resignation (other than for Good Reason, which shall be governed by Section 5.4(c)), involuntary discharge or Disability of the Participant, the Participant shall be paid one third of his Plan Benefit in a lump sum within thirty (30) days following the Termination of Employment (First Payment); one half of the then remaining balance of his Plan Benefit within thirty (30) days following the one (1) year anniversary of his Termination of Employment (Second Payment), and the remainder of his Plan Benefit within thirty (30) days following the two (2) year anniversary of his Termination of Employment (Third Payment). Notwithstanding the foregoing, however, if the

Administrator makes a reasonable determination that the Participant has engaged in Solicitation during the period beginning on the date of Termination of Employment and ending on the one (1) year anniversary of the Termination of Employment, the Second Payment and the Third Payment shall each be forfeited to the Company and no further amount shall be payable to the Participant. Furthermore, if the Administrator makes a reasonable determination that the Participant has first begun to engage in Solicitation during the period beginning on the one (1) year anniversary of the Termination of Employment and ending on the two (2) year anniversary of the Termination of Employment, the Third Payment shall be forfeited to the Company and no further amount shall be payable to the Participant.

(b) If the distributable event is Death, the Participant’s Beneficiary or Beneficiaries shall be paid one third of his Plan Benefit in a lump sum within thirty (30) days following distributable event; one half of the then current balance within thirty (30) days following the one (1) year anniversary of the distributable event, and the remainder of his Plan Benefit within thirty (30) days following the two (2) year anniversary of the distributable event.

(c) If the distributable event is a Change in Control or should an employee terminate his employment for Good Reason, the Participant shall be paid the entire amount of his Plan Benefit in a single lump sum distribution immediately. In addition, notwithstanding the provisions of Sections 5.4(a) and 5.4(b), any outstanding benefits payable as a result of any other prior distributable event as described in Section 5.2 that have not been paid as of the date of the Change in Control shall be paid immediately to the Participant or his Beneficiary, as applicable, in a single lump sum distribution.

      SECTION 5.5     Form of Benefit Payments. Plan Benefits shall be paid in the form of cash; or to the extent the Participant’s Plan Benefits are invested in the common stock of Allied Capital Corporation at the time of Benefit Payment, benefit payments will be in the form of shares.

      SECTION 5.6     Designation of Beneficiary. A Participant may, on such form as may be provided by the Administrator, designate one or more primary and contingent Beneficiaries to receive the Plan Benefit which may be payable hereunder following the Participant’s death, and may designate the proportions in which such Beneficiaries are to receive such payments. A Participant may change such designations from time to time, and the last written designation filed with the Administrator prior to the Participant’s death shall control. If a Participant fails to specifically designate a Beneficiary or, if no designated Beneficiary survives the Participant, payment shall be made to the Participant’s estate, notwithstanding any other provision of this Plan.

ARTICLE VI

ADMINISTRATION

      SECTION 6.1     General. Except as otherwise specifically provided in the Plan, the Administrator shall be responsible for administration of the Plan. The Administrator shall be the “named fiduciary” within the meaning of Section 402(c)(2) of ERISA. The Administrator, in the exercise of its discretion, may delegate to any employee or employees of the Company the authority to act as the Administrator’s agent with respect to any matter within the control of the Administrator, provided that such delegation of authority shall be subject to revocation by the Administrator. Any act that the Administrator is required or authorized to perform under the terms of this Plan, including any communication to be made or received by the Administrator, may be performed by an agent of the Administrator, provided such person is acting within the scope of that person’s delegation of authority from the Administrator.

      SECTION 6.2     Administrative Rules. The Administrator may adopt such rules of procedure as it deems desirable for the conduct of its affairs, except to the extent that such rules conflict with the provisions of the Plan.

      SECTION 6.3     Duties. The Administrator shall have the following rights, powers and duties:

(a) The decision of the Administrator in matters within its jurisdiction shall be final, binding and conclusive upon the Employer and upon any other person affected by such decision, subject to the claims procedure hereinafter set forth.

(b) The Administrator shall have the duty and authority to interpret and construe the provisions of the Plan, to decide any question which may arise regarding the rights of Executives, Participants, and Beneficiaries and the amount of their respective interests, to adopt such rules and to exercise such powers as the Administrator may deem necessary for the administration of the Plan, and to exercise any other rights, powers or privileges granted to the Administrator by the terms of the Plan.

(c) The Administrator shall maintain full and complete records of its decisions. Its records shall contain all relevant data pertaining to the Participant and his rights and duties under the Plan. The Administrator shall have the duty to maintain Account records of all Participants. The Administrator shall also have the duty to report pertinent information regarding Participant Accounts to Participants at least annually.

(d) The Administrator shall cause the principal provisions of the Plan to be communicated to the Participants, and a copy of the Plan and other documents shall be available at the principal office of the Employer for inspection by the Participants at reasonable times determined by the Administrator.

(e) The Administrator shall periodically report to the Board with respect to the status of the Plan.

      SECTION 6.4     Fees. No fee or compensation shall be paid to any person for services as the Administrator.

ARTICLE VII

CLAIMS PROCEDURE

      SECTION 7.1     General. Any claim for Plan Benefits under the Plan shall be filed by the claimant on the form prescribed for such purpose with the Administrator.

      SECTION 7.2     Denials. If a claim for Plan Benefits under the Plan is wholly or partially denied, notice of the decision shall be furnished to the claimant by the

Administrator within sixty days after receipt of the claim by the Administrator, unless special circumstances require an extension of time of sixty days (for a total of 120 days).

      SECTION 7.3     Notice. Any claimant who is denied a claim for Plan Benefits shall be furnished written notice setting forth:

(a) the specific reason or reasons for the denial;

(b) specific reference to the pertinent provision of the Plan upon which the denial is based;

(c) a description of any additional material or information necessary for the claimant to perfect the claim; and

(d) an explanation of the claim review procedure under Section 7.5.

      SECTION 7.4     Appeals Procedure. In order that a claimant may appeal a denial of a claim, the claimant or the claimant’s duly authorized representative may:

(a) request a review by written application to the Administrator, or its designate, no later than sixty days after receipt by the claimant of written notification of denial of a claim;

(b) review pertinent documents; and

(c) submit issues and comments in writing.

      SECTION 7.5     Review. A decision on review of a denied claim shall be made by the Administrator not later than sixty days after receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within a reasonable period of time, but not later than 120 days after receipt of a request for review. The decision on review shall be in writing and shall include the specific reason(s) for the decision and the specific reference(s) to the pertinent provisions of the Plan on which the decision is based.

ARTICLE VIII

CHANGE IN CONTROL

      SECTION 8.1.     In General. In the event of a “Change in Control” as defined in Section 8.2 of the Plan, all amounts in all Participant Accounts will be distributed to the Participants in accordance with Article V.

      SECTION 8.2.     Definition of “Change in Control”. For purposes of Section 8.1 of the Plan, a “Change in Control” means (i) the sale or other disposition of all or substantially all of the Company’s assets; or (ii) the acquisition, whether directly, indirectly, beneficially (within the meaning of Rule 13d-3 of the 1934 Act), or of record, as a result of a merger, consolidation or otherwise, of securities of the Company representing fifteen percent (15%) or more of the aggregate voting power of the Company’s then outstanding common stock by any person (within the meaning of Section 13(d) and 14(d) of the 1934 Act), including, but not limited to, any corporation or group of persons acting in concert, other than (A) the Company or its subsidiaries and/or (B) any employee pension benefit plan (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974) of the Company or its subsidiaries, including a trust established pursuant to any such plan; or (iii) the individuals who were members of the Board of Directors as of the Effective Date (the “Incumbent Board”) cease to constitute at least two-thirds (2/3) of the Board of Directors; provided, however, that any director appointed by at least two-thirds (2/3) of the then Incumbent Board or nominated by at least two-thirds (2/3) of the Corporate Governance/ Nominating Committee of the Board (a majority of the members of the Corporate Governance/ Nominating Committee shall be members of the then Incumbent Board or appointees thereof), other than any director appointed or nominated in connection with, or as a result of, a threatened or actual proxy or control contest, shall be deemed to constitute a member of the Incumbent Board.

ARTICLE IX

TRUST

      SECTION 9.1     Trust. A trust to be known as the Allied Capital Corporation Non-Qualified Deferred Compensation Plan II Trust (the “Trust”) has been established by the execution of a Trust agreement with one or more Trustees and is intended to be maintained as a “grantor trust” under Code Section 677. The assets of the Trust will be held, invested and disposed of by the Trustee, in accordance with the terms of the Plan and the terms of the Trust, for the purpose of providing Plan Benefits for the Participants. Notwithstanding any provision of the Plan or the Trust to the contrary, the assets of the Trust shall at all times be subject to the claims of the Employer’s general creditors in the event of insolvency or bankruptcy.

      SECTION 9.2     Contributions and Expenses. The Employer, in its sole discretion, and from time to time, may make contributions to the Trust. All Plan Benefits under the Plan and expenses chargeable to the Plan, to the extent not paid directly by the Employer, shall be paid from the Trust.

      SECTION 9.3     Trustee Duties. The powers, duties and responsibilities of the Trustee shall be as set forth in the Trust agreement and nothing contained in the Plan, either expressly or by implication, shall impose any additional powers, duties or responsibilities upon the Trustee.

      SECTION 9.4     Reversion to the Employer. With the exception of amounts forfeited to the Company in accordance with Section 5.4, the Employer shall have no beneficial interest in the Trust and no part of the Trust shall ever revert or be repaid to the Employer, directly or indirectly.

ARTICLE X

MISCELLANEOUS PROVISIONS

      SECTION 10.1     Modification, Amendment, Discontinuance, and Termination. The Board retains the right to modify or amend the Plan at any time and from time to time and the right to discontinue or terminate the Plan at any time and from time to time; provided, however, that no modification, amendment, discontinuance or termination shall adversely affect the rights of Participants and Beneficiaries to receive amounts credited to the Accounts maintained on their behalf before such modification, amendment, discontinuance or termination. No amendment will be effective unless approved by the shareholders of the Company if shareholder approval of such amendment is required to comply with applicable law, regulation, or stock exchange rule. Notice of every such modification, amendment, discontinuance or termination shall be given in writing to each Participant and to each Beneficiary then entitled to Plan Benefits. In the case of termination of the Plan, any amounts credited to the Account of a Participant shall be distributed in full to such Participant (or Beneficiary, if the Participant is deceased) as soon as reasonably practicable following such termination.

      SECTION 10.2     No Assignment. The Participant shall not have the power to pledge, transfer, assign, anticipate, mortgage or otherwise encumber or dispose of in advance any interest in amounts payable hereunder or any of the payments provided for herein, nor shall any interest in amounts payable hereunder or in any payments be subject to seizure for payments of any debts, judgments, alimony or separate maintenance, or be reached or transferred by operation of law in the event of bankruptcy, insolvency or otherwise, other than by will or the laws of intestacy.

      SECTION 10.3     Successors and Assigns. The provisions of the Plan are binding upon and inure to the benefit of the Employer, its successors and assigns, and the Participant, his Beneficiaries, heirs, legal representatives and assigns.

      SECTION 10.4     Governing Law. The Plan shall be subject to and construed in accordance with the laws of the State of Maryland to the extent not preempted by the provisions of ERISA.

      SECTION 10.5     No Guarantee of Employment. Nothing contained in the Plan shall be construed as a contract of employment or deemed to give any Participant the right to be retained in the employ of an Employer or any equity or other interest in the assets, business or affairs of the Employer.

      SECTION 10.6     Severability. If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, but the Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

      SECTION 10.7     Notification of Addresses. Each Participant and each Beneficiary shall file with the Administrator, from time to time, in writing, the post office address of the Participant, the post office address of each Beneficiary, and each change of post office address. Any communication, statement or notice addressed to the last post office address filed with the Administrator (or if no such address was filed with the Administrator, then to the last post office address of the Participant or Beneficiary as shown on the Employer’s records) shall be binding on the Participant and each Beneficiary for all purposes of the Plan and neither the Administrator nor the Employer shall be obligated to search for or ascertain the whereabouts of any Participant or Beneficiary.

      SECTION 10.8     Bonding. The Administrator and all agents and advisors employed by it shall not be required to be bonded, except as otherwise required by ERISA.

Exhibit B

ALLIED CAPITAL CORPORATION

Amended Stock Option Plan

1. Purpose of the Plan

      The purpose of this Amended Stock Option Plan (this “Plan”) is to advance the interests of Allied Capital Corporation (the “Company”) by providing to directors of the Company and to officers of the Company who have substantial responsibility for the direction and management of the Company additional incentives to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company. It is recognized that the Company cannot attract or retain these officers and directors without this compensation. Options granted under this Plan may qualify as incentive stock options (“ISOs”), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2. Administration

      This Plan shall be administered by a committee (the “Committee”) comprised of members of the Company’s Board of Directors who each shall (a) be a “non-employee director,” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, unless administration of the Plan by “non-employee directors” is not then required for exemptions under Rule 16b-3 to apply to transactions under the Plan, (b) not be an “interested person,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Act”), and (c) be an “outside director” as defined under Section 162(m) of the Code, unless the action taken pursuant to the Plan is not required to be taken by “outside directors” to qualify for tax deductibility under Section 162(m) of the Code. The Committee shall interpret this Plan and, to the extent and in the manner contemplated herein, shall exercise the discretion reserved to it hereunder. The Committee may prescribe, amend and rescind rules and regulations relating to this Plan and to make all other determinations necessary for its administration. The decision of the Committee on any interpretation of this Plan or administration hereof, if in compliance with the provisions of the Act and regulations promulgated thereunder, shall be final and binding with respect to the Company, any optionee or any person claiming to have rights as, or on behalf of, any optionee.

3. Shares Subject to the Plan

      The shares subject to option and the other provisions of this Plan shall be shares of the Company’s common stock, par value $.0001 per share (“shares”). Subject to the provisions hereof concerning adjustment, the total number of shares which may be purchased upon the exercise or surrender of stock options granted under this Plan shall not exceed 32,175,000 shares, which includes all shares with respect to which options have been granted or surrendered for payment in cash or other consideration pursuant to this Plan or predecessor forms of this Plan. In the event any option shall cease to be exercisable in whole or in part for any reason, the shares which were covered by such option, but as to which the option had not been exercised, shall again be available under this Plan. Shares may be made available from authorized, unissued or reacquired stock or partly from each.

4. Participants

A. Officers

      The Committee shall determine and designate from time to time those key officers of the Company who shall be eligible to participate in this Plan. The Committee shall also determine the number of shares to be offered from time to time to each optionee. In making these determinations, the Committee shall take into account the past service of each such officer to the Company, the present and potential contributions of such officer to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of this Plan; provided that the Committee shall determine that each grant of options to an optionee, the number of shares offered thereby and the terms of such option are in the best interests of the Company and its shareholders. The date on which the Committee approves the grant of any option to an officer of the Company shall be the date of issuance of such option; provided, however, that if (1) any such action by the Committee does not constitute approval thereof by both (A) a majority of the Company’s directors who have no financial interest in such action and (B) a majority of the Company’s directors who are not “interested persons” (as defined in Section 2(a)(19) of the Act) of the Company and (2) such approval is at such time required by Section 61(a)(3)(B)(i)(I) or other applicable provision of the Act, then the grant of any option by such action shall not be effective, and there shall be no issuance of such option, until there has been approval of such action by (A) a majority of the Company’s directors who have no financial interest in such action and (B) a majority of the Company’s directors who are not “interested persons” of the Company, on the basis that such action is in the best interests of the Company and its shareholders, and the last date on which such required approval is obtained shall be the date of issuance of such option. The agreement documenting the award of any option granted pursuant to this paragraph 4(a) shall contain such terms and conditions as the Committee shall deem advisable, including but not limited to being exercisable only in such installments as the Committee may determine.

B. Non-Officer Directors

      In accordance with the Securities and Exchange Commission (the “Commission”) order issued September 8, 1999, the following provisions provide the terms of the grants that may be made to directors who are not officers of the Company:

1.	A one time grant of options in accordance with the provisions of this paragraph (b)(1) shall be made to each director of the Company who is not an officer of the Company who is serving on the date on which the issuance of options pursuant to this Plan to non-officer directors is approved by order of the Securities and Exchange Commission pursuant to Section 61(a)(3)(B)(i)(II) of the Act. After such date, a one time grant of options in accordance with the provisions of this paragraph (b)(1) shall be made to each new non-officer director other than any non-officer director who received a grant pursuant to the first sentence of this paragraph (b)(1) upon his or her initial election as a director of the Company. Each grant pursuant to this paragraph (b)(1) shall award the non-officer director an option to purchase 10,000 shares at a price equal to the current fair market value of the shares at the date of issuance of such shares, and the options shall vest immediately.

2.	A grant of options in accordance with the provisions of this paragraph (b)(2) shall be made to each director of the Company who is not an officer of the Company who is serving as a director on the date of the annual meeting of stockholders each year. Each grant pursuant to this paragraph (b)(2) shall award the non-officer directors an option to purchase 5,000 shares at a price equal to the current fair market value of the shares at the date of issuance of such option, and the options shall vest immediately.

3.	The agreement documenting the award of any option pursuant to this paragraph (b) shall contain the terms and conditions, as the Committee shall deem advisable.

C. Option Agreements

      Agreements evidencing options granted to different optionees or at different times need not contain similar provisions. Options that are intended to be ISOs will be designated as such; any option not so designated will be treated as a nonqualified stock option.

5. Option Price

      Each option agreement shall state the price at which the subject option may be exercised, which shall not be less than the current fair market value of the shares at the date of issuance of an option; provided that the exercise price of any option that is intended to be an ISO and that is granted to a holder of 10% or more of the Company’s shares shall not be less than 110% of such current fair market value.

6. Option Period

      Each option agreement shall state the period or periods of time within which the subject option may be exercised, in whole or in part, by the optionee which shall be such period or periods of time as may be determined by the Committee; provided that the option period shall not exceed ten years from the date of issuance of the option and, in the case of an option that is intended to be an ISO and that is granted to a holder of 10% or more of the Company’s shares, shall not exceed five years.

7. Payment for Shares

      Full payment for shares purchased shall be made at the time of exercising the option in whole or in part. Payment of the purchase price shall be made in cash (including check, bank draft or money order).

8. Transferability of Options

      Options shall not be transferable other than by will or the laws of descent and distribution and pursuant to a qualified domestic relations order. Notwithstanding the foregoing, the Committee shall have the authority to permit transfer of options to family members or entities established for the benefit of family members in accordance with federal income tax laws.

9. Loans by the Company

      Until July 30, 2002, upon the exercise of any option, the Company, at the request of an officer-optionee, and subject to the approval of both (a) a majority of the Company’s directors who each has no financial interest in such loan and (b) a majority of the Company’s directors who each was not an “interested person,” as defined in Section 2(a)(19) of the Act, of the Company on the basis that such loan was in the best interests of the Company and its stockholders (whether such approval is by the Committee or otherwise), was authorized to lend to such officer-optionee, as of the date of exercise, an amount equal to the exercise price of such option; provided, that such loan (a) had a term of not more than ten years, (b) became due within sixty days after the recipient of the loan ceased to be an officer of the Company, (c) bore interest at a rate no less than the prevailing rate applicable to 90-day United States Treasury bills at the time the loan is made, and (d) was fully collateralized at all times, which collateral may include securities issued by the Company. No new loans may be made after July 30, 2002.

10. Termination of Options

      All rights to exercise options shall terminate sixty days after any optionee ceases to be a director or an officer of the Company, and no options will vest after an optionee’s termination date. Notwithstanding the foregoing, however, where an optionee’s service as a director or officer of the Company terminates as a result of the optionee’s death or his total and permanent disability, the optionee or the executors or administrators or legatees or distributees of the estate, as the case may be, shall have the right, from time to time within one year after the optionee’s total and permanent disability or death and prior to the expiration of the term of the option, to exercise any portion of the option not previously exercised, in whole or in part, as provided in the respective option agreement.

11. Effect of Change in Stock Subject to the Plan

      Subject to any required action by the shareholders of the Company and the provisions of applicable corporate law, the number of shares represented by the unexercised portion of an option, the number of shares which have been authorized or reserved for issuance hereunder, and the number of shares covered by any applicable vesting schedule hereunder, as well as the exercise price of a share represented by the unexercised portion of an option, shall be proportionately adjusted for (a) a division, combination or reclassification of any of the shares of common stock of the Company or (b) a dividend payable in shares of common stock of the Company.

12. General Restriction

      Each option shall be subject to the requirement that, if at any time the Board of Directors shall determine, at its discretion, that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of the shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Subject to the limitations of paragraph 6, no option shall expire during any period when exercise of such option has been prohibited by the Board of Directors, but shall be extended for such further period so as to afford the optionee a reasonable opportunity to exercise his option.

13. Miscellaneous Provisions

a.	No optionee shall have rights as a shareholder with respect to shares covered by his option until the date of exercise of his option.

b.	The granting of any option shall not impose upon the Company any obligation to appoint or to continue to appoint as a director or officer any optionee, and the right of the Company to terminate the employment of any officer or other employee, or service of any director, shall not be diminished or affected by reason of the fact that an option has been granted to such optionee.

c.	Options shall be evidenced by stock option agreements in such form and subject to the terms and conditions of this Plan as the Committee shall approve from time to time, consistent with the provisions of this Plan. Such stock option agreements may contain such other provisions as the Committee in its discretion may deem advisable. In the case of any discrepancy between the terms of the Plan and the terms of any option agreement, the Plan provisions shall control.

d.	For purposes of this Plan, the fair market value of the shares shall be the closing sales price of the stock on the New York Stock Exchange for the date of issuance of such option, as provided herein. If the Company’s shares are traded on another exchange, the price shall be the price of the Company’s stock as reported in The Wall Street Journal for such date of issuance of an option. If no closing price is reported, the fair market value shall be the average of high and low sales prices on the date of grant.

e.	The aggregate fair market value (determined as of the date of issuance of an option) of the shares with respect to which an option, or portion thereof, intended to be an ISO is exercisable for the first time by any optionee during any calendar year (under all incentive stock option plans of the Company and subsidiary corporations) shall not exceed $100,000.

f.	All options issued pursuant to this Plan shall be granted within ten years from the earlier of the date of adoption of this Plan (or any amendment thereto requiring shareholder approval pursuant to the Code) or the date this Plan (or any amendment thereto requiring shareholder approval pursuant to the Code) is approved by the shareholders of the Company.

g.	No option may be issued if exercise of all warrants, options and rights of the Company outstanding immediately after issuance of such option would result in the issuance of voting securities in excess of 20% of the Company’s outstanding voting securities.

h.	A leave of absence granted to an employee does not constitute an interruption in continuous employment for purposes of this Plan as long as the leave of absence does not extend beyond one year.

i.	Any notices given in writing shall be deemed given if delivered in person or by certified mail; if given to the Company at Allied Capital Corporation, 1919 Pennsylvania Avenue, N.W., 3rd Floor, Washington, D.C. 20006; and, if to an optionee, in care of the optionee at his or her last known address.

j.	This Plan and all actions taken by those acting under this Plan shall be governed by the substantive laws of Maryland without regard to any rules regarding conflict-of-law or choice-of-law.

k.	All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company.

14. Change of Control

      In the event of a Change of Control (as hereinafter defined), all then-outstanding options will become fully vested and exercisable as of the Change of Control. For purposes of the Plan, a “Change in Control” means (i) the sale or other disposition of all or substantially all of the Company’s assets; or (ii) the acquisition, whether directly, indirectly, beneficially (within the meaning of Rule 13d-3 of the 1934 Act), or of record, as a result of a merger, consolidation or otherwise, of securities of the Company representing fifteen percent (15%) or more of the aggregate voting power of the Company’s then outstanding common stock by any person (within the meaning of Section 13(d) and 14(d) of the 1934 Act), including, but not limited to, any corporation or group of persons acting in concert, other than (A) the Company or its subsidiaries and/or (B) any employee pension benefit plan (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974) of the Company or its subsidiaries, including a trust established pursuant to any such plan; or (iii) the individuals who were members of the Board of Directors as of the Effective Date (the “Incumbent Board”) cease to constitute at least two-thirds ( 2/3) of the Board; provided, however, that any director appointed by at least two-thirds ( 2/3) of the then Incumbent Board or nominated by at least two-thirds ( 2/3) of the Corporate Governance/Nominating Committee of the Board of Directors (a majority of the members of the Corporate Governance/Nominating Committee shall be members of the then Incumbent Board or appointees thereof), other than any director appointed or nominated in connection with, or as a result of, a threatened or actual proxy or control contest, shall be deemed to constitute a member of the Incumbent Board.

15. Amendment and Termination

      The Board of Directors may modify, revise or terminate this Plan at any time and from time to time. While the Board of Directors may seek shareholder approval of an action modifying a provision of the Plan where it is determined that such shareholder approval is advisable under the provisions of applicable law, the Board of Directors shall be permitted to make any modification or revision to any provision of this Plan without shareholder approval. This Plan shall terminate when all shares reserved for issuance hereunder have been issued upon the exercise of options, or by action of the Board of Directors pursuant to this paragraph, whichever shall first occur.

16. Effective Date of the Plan

      The amended Plan shall become effective upon the latest to occur of (1) adoption by the Board of Directors, and (2) approval of this Plan by the shareholders of the Company. The Plan was initially approved by shareholders on November 26, 1997; amendments to the stock option plan were approved by shareholders on May 9, 2000 and May 7, 2002. Shareholders will be asked to approve an amendment to the Plan at the Annual Meeting of Stockholders to be held on May 12, 2004.

Exhibit C

CHARTER OF THE AUDIT COMMITTEE

(Adopted by the Board of Directors on May 30, 2000,
as amended on February 1, 2001, March 11, 2003 and March 10, 2004)

      The Board of Directors (“Board”) of Allied Capital Corporation (“Company”) has determined that the Audit Committee of the Board shall assist the Board in fulfilling certain of the Board’s oversight responsibilities. The Board hereby adopts this charter (“Charter”) to establish the governing principles of the Audit Committee (“Committee”).

I. Purpose

      The primary function of the Committee is to serve as an independent and objective party to assist the Board in fulfilling its oversight responsibilities for the Company’s accounting and reporting processes and the audits of its financial statements by overseeing and monitoring:

1.	The quality and integrity of financial reports and other financial information provided by the Company to governmental bodies or the public and the independent audit thereof.

2.	The Company’s system of internal controls regarding finance, accounting and regulatory compliance.

3.	The material aspects of the Company’s accounting and financial reporting process generally.

4.	The independence, qualifications and performance of the Company’s independent accountants, including the lead audit partner.

5.	The compliance by the Company with legal and regulatory requirements.

6.	The performance of the Company’s internal audit function.

      The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter.

II. Scope

      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles (“GAAP”). The responsibility to plan and conduct audits is that of the Company’s independent accountants. In fulfilling this responsibility, the independent accountants are ultimately accountable to the Board of Directors of the Company and this Committee. The Company’s management has the responsibility to determine that the Company’s financial statements are complete and accurate and in accordance with GAAP. It is also not the duty of the Committee to assure the Company’s compliance with laws and regulations or compliance with the Company’s code of ethics or code of business conduct. The primary responsibility for these matters also rests with the Company’s management.

      In order to fulfill its oversight responsibility, the Committee must be capable of conducting free and open discussions with management, independent accountants, internal auditors, employees and others regarding the quality of the financial statements and the system of internal controls.

III. Responsibilities and Duties

A. General Responsibilities

      To carry out its purposes, the responsibilities of the Committee shall be as follows:

1.	Maintain open communications with the independent accountants, internal auditors, executive management and the Board.

2.	Meet separately, from time to time, with management, the internal auditors and the independent accountants to discuss matters warranting attention by the Committee.

3.	Regularly report Committee actions to the Board and make recommendations as the Committee deems appropriate.

4.	Review the financial results presented in all reports filed with the Securities and Exchange Commission (“SEC”).

5.	Review reports issued by regulatory examinations and consider the results of those reviews to determine if any findings could have a material effect on the Company’s financial statements.

6.	Discuss the Company’s disclosure, oversight of and conformity with the Company’s Code of Business Conduct and Code of Ethics, and matters that may have a material effect on the Company’s financial statements, operations, compliance policies and programs.

7.	Review and reassess the adequacy of the Committee’s Charter at least annually and recommend any changes to the full Board of Directors.

8.	Take other actions required of the Committee by law, applicable regulations, or as requested by the Board.

      In discharging its duties hereunder, the Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent accountants for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee, and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

B.	Responsibilities Regarding the Engagement of the Independent Accountants

1.	The Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation and oversight of the independent accountants (including resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent accountant shall report directly to the Committee.

2.	Ensure the independence of the independent accountants by:

a.	Having the independent accountant deliver to the Committee at least annually a formal written statement delineating all relationships between the independent accountants and the Company and addressing at least the matters set forth in Independence Standards Board Standard No. 1; actively engaging in dialogue with the independent accountants about any relationships or services disclosed in such statement that may impact the objectivity and independence of the Company’s independent accountants.

b.	Pre-approving all auditing services and permitted non-audit services (including fees and terms thereof) to be performed for the Company by its independent accountants. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

c.	Ensuring the rotation of the lead (or coordinating) audit partner (or, if required by the rules and regulations of the SEC, other employees of the independent accountants) having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

d.	Establish guidelines relating to the Company’s hiring of employees or former employees of the independent accountants and ensure that such guidelines comply with applicable laws, rules and regulations.

3.	At least annually, obtain and review a report by the independent accountants describing: the firm’s internal control procedures; any material issues raised by the most recent internal quality control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the independent accountants and the Company to assess the auditor’s independence.

4.	The Committee shall review and present its conclusions regarding the independent accountants’ qualifications, performance and, if applicable, its conclusions regarding the rotation of the independent accountants to the Board at least annually.

C. Responsibilities for Reviewing the Annual External Audit and the Financial Statements

      The Committee will:

1.	Request the independent accountants to confirm that they are accountable to the Committee and that they will provide the Committee with timely analyses of significant financial reporting and internal control issues.

2.	Review with management significant risks and exposures identified by management and management’s steps to minimize them.

3.	Review the scope of the external audit with the independent accountants.

4.	Review with management and the independent accountants, as appropriate:

a.	The Company’s internal controls, including computerized information system controls and security.

b.	The Company’s significant accounting policies.

c.	The Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” before they are made public.

d.	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants.

e.	Material written communications between the independent accountants and management, such as any management letter or schedule of unadjusted differences.

f.	The Company’s earnings press releases, as well as financial information and the types of disclosures provided to shareholders, analysts and ratings agencies. The Committee’s responsibility to review such information may be done generally and need not be in advance of the public disclosure of such information.

5.	After the completion of the annual audit examination, or as needed throughout the year, discuss with management and the independent accountants:

a.	The Company’s annual financial statements and related footnotes, including any adjustments to such statements recommended by the independent accountants.

b.	Any significant findings and recommendations made by the independent accountants with respect to the Company’s financial policies, procedures and internal accounting controls together with management’s responses thereto.

c.	The qualitative judgments about the appropriateness and acceptability of accounting principles, financial disclosures and underlying estimates.

d.	Any significant difficulties or problems with management encountered during the course of the audit.

e.	Any other matters about the audit procedures or findings that Generally Accepted Accounting Standards (“GAAS”) require the auditors to discuss with the Committee.

f.	The form of opinion the independent accountants propose to render to the Board and the Committee and shareholders.

6.	Review disclosures made to the Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls over financial reporting.

7.	Recommend to the Board of Directors whether to include the audited financial statements in the Company’s Form 10-K.

8.	Issue for public disclosure by the Audit Committee the report required by the SEC to be included in the Company’s annual proxy statement.

D. Compliance Oversight Responsibilities

1.	Obtain from the independent accountants assurance that Section 10A(b) of the Exchange Act has not been implicated.

2.	Administer the procedures relating to the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

IV. Committee Membership

      The Committee shall be composed of three or more directors as determined by the Board, each of whom:

1.	Shall be independent directors, and free from any material relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

2.	Shall be or shall become (within a reasonable period of time after his or her appointment) “financially literate,” as such qualification is interpreted by the Board.

3.	Shall have a basic understanding of finance and accounting practices and shall be able to read and understand financial statements. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

      The members of the Committee shall meet the requirements of the rules of the New York Stock Exchange and all other applicable laws, rules or regulations, in each case, when, as and to the extent applicable to the Company. In addition, at least one member of the Committee shall have accounting or related financial management experience.

      The members of the Committee shall be elected by the Board annually or until their successors shall be duly elected and qualified. Unless a Chairman is elected by the full Board, the members of the Committee may designate a Chairman by majority vote of the full Committee membership.

V. Meetings

      The Committee shall meet at least four times each year, or more frequently as circumstances require. The Chairman of the Committee may call a Committee meeting whenever deemed necessary and shall be responsible for meeting with the independent accountants at their request to discuss the interim financial results. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

VI. Evaluation

      The Committee shall conduct an annual review of the Committee’s performance and recommend changes to the Board as needed.

[ALLIED CAPITAL GRAPHIC]
ALLIED CAPITAL CORPORATION
1919 PENNSYLVANIA AVE. NW
WASHINGTON DC 20006

VOTE BY INTERNET - WWW.PROXYVOTE.COM
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59
P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit
Control Number which is located below and then follow the simple instruction the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the
postage-paid envelope we have provided or return it to Allied Capital
Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN
BLUE OR BLACK INK AS FOLLOWS:       ALCAP1    KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

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ALLIED CAPITAL CORPORATION

Election of Directors

1. The election of the following four persons (except as
   marked to the contrary) as Class III Directors who will
   serve as directors of Allied Capital Corporation until  FOR WITHHOLD FOR ALL
   2007, or until their successors are elected and         ALL   ALL    EXCEPT
   qualified.
                                                           [ ]   [ ]     [ ]
   NOMINEES: CLASS II DIRECTORS
             01) William L. Walton
             02) Joan M. Sweeney
             03) Brooks H. Browne
             04) Robert E. Long

To withhold authority to vote, mark "For
All Except" and write the nominee's
number on the line below.

----------------------------------------
VOTE ON PROPOSALS                                       FOR    AGAINST   ABSTAIN

2. The ratification of the selection of KPMG LLP as
   independent public accountants for Allied Capital    [ ]      [ ]        [ ]
   Corporation for the year ending December 31, 2004.
3. To approve the Company's Non-Qualified Deferred
   Compensation Plan II.                                [ ]      [ ]        [ ]
4. To approve an amendment to the Company's Stock
   Option Plan.                                         [ ]      [ ]        [ ]
5. To transact such other business as may properly
   come before the Meeting.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS
ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES AND FOR THE PROPOSALS
LISTED. If any other business is presented at the Meeting, this proxy will be voted by the proxies in their best judgment, including a motion to adjourn or postpone the Meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

IMPORTANT: Please sign your name(s) exactly as shown hereon
and date your proxy in the blank provided. For joint
accounts, each joint owner should sign. When signing as
attorney, executor, administrator, trustee or guardian,
please give your full title as such. If the signer is a
corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

[                                 ][                 ]
 ---------------------------------  -----------------
 SIGNATURE [PLEASE SIGN WITHIN BOX]       DATE

[                                 ][                 ]
 ---------------------------------  -----------------
      SIGNATURE (JOINT OWNERS)            DATE
================================================================================

                         ALLIED CAPITAL CORPORATION
                       ANNUAL MEETING OF STOCKHOLDERS

                             ADMISSION TICKET

                               May 12, 2004
                                10:00 a.m.
                            Four Seasons Hotel
                         2800 Pennsylvania Ave, NW
                              Washington, DC

If you plan to attend the Annual Meeting of Stockholders on May 12th, please detach this card and bring it with you for presentation at the Meeting. Please be sure to bring this ticket with you, as you will need it to gain access to the Meeting.

The doors will open at 9:15 a.m.; a continental breakfast buffet will be served.

---------------------------------------------------------------------------------

=================================================================================

                           ALLIED CAPITAL CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints WILLIAM L. WALTON, PENNI F. ROLL and SUZANNE
V. SPARROW, or any one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual
Meeting of Stockholders of the Company to be held at the Four Seasons Hotel,
2800 Pennsylvania Avenue, NW, Washington, DC on May 12, 2004 at 10:00 A.M. [Eastern]
and at all adjournments thereof, as indicated on this proxy.

PLEASE MARK, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE. THE
UNDERSIGNED ACKNOWLEDGES RECEIPT FROM THE COMPANY PRIOR TO THE EXECUTION OF THIS
PROXY OF A NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND A PROXY STATEMENT.

                          (CONTINUED ON REVERSE SIDE)

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